Exhibit 10.2

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

LEASE AGREEMENT

by and between

ARE-MA REGION NO. 48, LLC,

a Delaware limited liability company

and

ARIAD PHARMACEUTICALS, INC.,

a Delaware corporation

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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1.	Lease of Premises	10
2.	Delivery; Acceptance of Premises; Commencement Date	11
3.	Rent	12
4.	Base Rent Adjustments	13
5.	Operating Expense Payments	14
6.	Security Deposit	20
7.	Use	21
8.	Holding Over	23
9.	Taxes	23
10.	Parking	25
11.	Utilities and Services; Emergency Generator; Service Interruptions	26
12.	Alterations and Tenant’s Property	29
13.	Landlord’s Repairs	30
14.	Tenant’s Repairs	31
15.	Mechanic’s Liens	32
16.	Indemnification	32
17.	Insurance	33
18.	Restoration	34
19.	Condemnation	36
20.	Events of Default	36
21.	Landlord’s Remedies	37
22.	Assignment and Subletting	40
23.	Estoppel Certificate	45
24.	Quiet Enjoyment	45
25.	Prorations	45

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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26.	Rules and Regulations	45
27.	Subordination	45
28.	Surrender	48
29.	Waiver of Jury Trial	49
30.	Environmental Requirements	50
31.	Tenant’s Remedies/Limitation of Liability	53
32.	Inspection and Access	54
33.	Security	54
34.	Force Majeure	55
35.	Brokers, Entire Agreement, Amendment	55
36.	Limitation on Landlord’s Liability	55
37.	Severability	56
38.	Signs; Exterior Appearance	56
39.	Right of First Offer	57
40.	Right to Expand	58
41.	Right to Extend Term	60
42.	Right of First Refusal to Lease	62
43.	Miscellaneous	64

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 4th day of January, 2013, between ARE-MA REGION NO. 48, LLC, a Delaware limited liability company (“Landlord”), and ARIAD PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	75 Binney Street and 125 Binney Street, Cambridge, Massachusetts

Premises:	That portion of the Project, containing approximately 244,123 rentable square feet, as shown on Exhibit A, and as listed below:

	75 Binney Building:	Floor L6 and its connecting bridge,
comprised of 27,197 rentable
square feet

	125 Binney Building:	216,926 rentable square feet, as follows:

Floor L1: 32,047 rentable square feet
Floor L2 (mezzanine level):
3,449 rentable square feet

Floor L3: 47,820 rentable square feet
Floor L4: 47,692 rentable square feet
Floor L5: 47,982 rentable square feet
Floor L6: 37,936 rentable square feet

Project: The land (“Land”) with the building at 75 Binney Street (“75 Binney Building”), the building at 125 Binney Street (“125 Binney Building”; together with the 75 Binney Building, the “Buildings”), and the garage containing approximately 396 parking spaces (“Garage”) to be constructed thereon, together with all improvements thereon and appurtenances thereto from time to time located thereon in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, as described on Exhibit B.

Campus: The Alexandria Center at Kendall Square, comprised of the real property described in Exhibit B-1.

Base Rent:	Lease Year 1: $[***]per rentable square foot per year
Lease Year 2: $[***] per rentable square foot per year
Lease Year 3: $[***] per rentable square foot per year

Lease Year The 12-month period commencing on the Commencement Date (as defined below), or commencing on any anniversary of the Commencement Date thereof, except that if the Commencement Date does not occur on the first day of a calendar month, then Lease Year 1 shall commence on the Commencement Date and end on the last day of the 12th full calendar month following the Commencement Date, and each consecutive 12-month period shall be a Lease Year.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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Rentable Area of Premises in 75 Binney Building (including bridges):	27,197 rentable square feet	Column 20 of Exhibit A-1 (equals 26,229 RSF on L5 Floor plus 968 RSF L5 Bridge)
Rentable Area of Premises in 125 Binney Building:	216,926 rentable square feet	Column 20 of Exhibit A-1 (Building 125 Total equals 216,926 RSF)
Rentable Area of 75 Binney Building:	169,349 rentable square feet	Column 20 of Exhibit A-1 (Building 75 Total equals 169,349 RSF)
Rentable Area of 125 Binney Building:	216,926 rentable square feet	Column 20 of Exhibit A-1 (Building 125 Total equals 216,926 RSF)
Tenant’s Share of Operating Expenses/75 Binney Building:	[***]%	Equals [***] divided by [***]
75 Binney Building Share of Project Operating Expenses:	[***]%	Equals [***] divided by [***] (which is the sum of the total rentable area of both 75 and 125)
75 Binney Building Share of Operating Expenses for the Garage:	[***]%	Equals [***] parking spaces ([***] times the FAR of 75 Binney (which is column 2B of Exhibit A-1) divided by [***]) divided by the total number of parking spaces (or [***])
75 Binney Building Share of Approved Campus Expenses:	[***]%	Equals [***] divided by the sum of the rentable areas of 100 Binney ([***] RSF), 50 Binney ([***] RSF), 75/125 Binney ([***] RSF), and 41 Linskey (approximately [***] RSF) (for a total of [***] RSF).
Tenant’s Share of Operating Expenses/125 Binney Building:	[***]%	Equals [***] divided by [***]
125 Binney Building Share of Project Operating Expenses:	[***]%	Equals [***] divided by [***].
125 Binney Building Share of Operating Expenses for the Garage:	[***]%	Equals [***] parking spaces ([***] times the FAR of 125 Binney (which is column 2B of Exhibit A-1) divided by [***]) divided by the total number of parking spaces (or [***])
125 Binney Building Share of Approved Campus Expenses:	[***]%	Equals [***] divided by the sum of the rentable areas of 100 Binney ([***] RSF), 50 Binney ([***] RSF), 75/125 Binney ([***] RSF), and 41 Linskey (approximately [***] RSF)(for a total of [***] RSF).

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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Security Deposit: $[***], subject to reduction as provided in Section 6(c)

Commencement Date: See Section 2

Target Commencement Date: February 20, 2015

Base Rent Adjustment Percentage: 1.75%

Base Term: Beginning on the Commencement Date, and ending 180 months after the month in which the Commencement Date occurs, subject to extension in accordance with Section 40 and Section 42 below

Permitted Use: Technical office use, in accordance with Section 4.34(f) of the Cambridge Zoning Ordinance, or any other lawful use in the Premises permitted under the Special Permit (as defined in Section 5(d)), consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 975383 Dallas, TX 75397-5383	385 East Colorado Boulevard, Suite 299 Pasadena, CA 91101 Attention: Corporate Secretary Re: 75-125 Binney Street, Cambridge, MA

Tenant’s Notice Address:

ARIAD Pharmaceuticals, Inc.

26 Landsdowne Street

Cambridge, MA 02139

Attention: Chief Financial Officer

With a copy to:

ARIAD Pharmaceuticals, Inc.

26 Lansdowne Street

Cambridge, MA 02139

Attention: General Counsel

Work Letter: See Exhibit C.

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[ ] EXHIBIT A -	PREMISES DESCRIPTION
[ ] EXHIBIT A-1	PRELIMINARY MEASUREMENTS
[ ] EXHIBIT B -	DESCRIPTION OF PROJECT
[ ] EXHIBIT B-1 -	DESCRIPTION OF CAMPUS
[ ] EXHIBIT C -	WORK LETTER
[ ] EXHIBIT D -	COMMENCEMENT DATE
[ ] EXHIBIT E -	RULES AND REGULATIONS

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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[ ] EXHIBIT F -	OMITTED
[ ] EXHIBIT G -	OFFICE USE ADJUSTMENT CALCULATIONS
[ ] EXHIBIT H -	ESTOPPEL CERTIFICATE FORM
[ ] EXHIBIT I -	SNDA FORM
[ ] EXHIBIT J -	ROOF RIGHTS

Index of Defined Terms by Section

270 Third Street	2(b)
ADA	7(a)
Additional Rent	3(c)
Adjustment Date	3(b)
Administration Rent	3(b)
Alterations	12
Annual Estimate	5(a)
Annual Statement	5(e)
Approved Campus Expenses	5(d)
Arbitrator	41(b)
Available Space	39(a)
Building Systems	13
Claims	7(d)
Commencement Date	2(b)
Current Cambridge Parking Ratio	10
Default	20
Default Rate	21(a)
Eligible Capital Items	5(c)
Environmental Claims	30(a)
Environmental Requirements	30(g)
Excess Rent	22(d)

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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Expansion Notice	40(a)
Expansion Right	40(a)
Expansion Space	40(a)
Expense Information	5(e)
Extension Proposal	41(b)
Extension Right	41(a)
Extension Term	41(a)
Facility	31(g)
First Offer Right	39(a)
Force Majeure	34
Governmental Authority	9(a)
Hazardous Materials	30(g)
Hazardous Materials Clearances	18
Hazardous Materials List	30(b)
HazMat Documents	30(b)

Independent Review	5(e)
Installations	12
Landlord	Basic Lease Provisions
Landlord Parties	16(c)
Landlord’s Rent Determination	41(a)
Legal Requirements	7(a)
Letter of Credit	6(a)
Market Rate	41(a)
Material Delivery Delay	2(c)(iii)

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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Material Landlord Default	31(b)
Maximum Restoration Period	18
Measurement Method	5(f)
Notice-Only Alteration	12
OFAC	43(j)
OFAC Rules	43(j)
Operating Expenses	5(b)
Operator	30(g)
Owner	30(g)
PTDM	10(c)
Reduction Requirements	6(c)

Reduced Security Deposit	6(c)
Related Parties	17(c)
Rent	5(f)
Restoration Period	18
ROFR Notice	42
ROFR Right	42
ROFR Space	42
Second Abatement Period	2(c)
Security Deposit	6(a)
Special Permit	5(d)
SOV	10(c)

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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Surrender Plan	28
Taking or Taken	19
Taxes	9(a)
Tenant	Basic Lease Provisions
Tenant HazMat Operations	28
Tenant Parties	13
Tenant’s Pro Rata Share of Parking Spaces	10(a)
Tenant’s Property	12
Tenant’s Share	5(f)
Termination Costs	2(c)(iii)
Termination Payment	2(c)(iii)
Term	Basic Lease Provisions
Utilities	11(a)
Worth at the time of award	21(c)

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project, including without limitation, the exterior of the Project, are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that: (a) such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use; and (b) Tenant shall have a right of approval, not to be unreasonably withheld, delayed or conditioned, as to any material modification or material reduction of any interior Common Area: (x) within the 125 Binney Building; or (y) within the 75 Binney Building, at any time during which Tenant leases 50% or more of the non-retail rentable square footage thereof. It is contemplated that there shall be added to the Premises certain space within the Garage for Tenant’s ancillary uses, to be mutually agreed upon by Landlord and Tenant prior to the Commencement Date, the measurement of which shall be governed by the Measurement Method (as defined in Section 5(f)). Upon such mutual agreement, this Lease shall be amended by the parties to incorporate the ancillary space into the Premises, including the Rent payable therefor at the Base Rent and Additional Rent per square foot set forth in the Basic Lease Provisions.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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2. Delivery; Acceptance of Premises; Commencement Date.

(a) Delivery. Landlord shall use reasonable efforts to deliver the Premises on or before the Target Commencement Date, with Landlord’s Work Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom (subject to the provisions of Section 2(c) below), and this Lease shall not be void or voidable except as provided herein. As used herein, the terms “Landlord’s Work,” “Tenants’ Work,” “Construction Force Majeure,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter.

(b) Commencement Date. The “Commencement Date” shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; and (iii) the date Tenant occupies the Premises for the conduct of business, but in any event no earlier than the date upon which Landlord delivers to Tenant a certification from the architect for the residential project to be constructed on the parcel of land adjacent to and located on the same block as the Buildings (“270 Third Street”), which confirms that those components of the construction of the 270 Third Street building foundation which result in significant vibration impacts, including the driving of piles, sheeting, and similar activities, have been substantially completed. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms which Tenant may elect pursuant to Section 41 hereof, as the Term may be extended in accordance with the provisions of Section 40 and Section 42 below. Upon mutual agreement of Landlord and Tenant, Tenant may occupy 1 or more floors of the Premises for the conduct of business prior to the Commencement Date, provided that: (x) the Commencement Date shall not be deemed to have occurred as a result thereof under clause (iii) above; (y) such occupancy shall be subject to all of the terms and conditions of this Lease, including without limitation the obligation to pay Base Rent and Additional Rent therefor on a pro rata square footage basis; and (z) Tenant shall be responsible for any Tenant Delay occasioned by such early occupancy in accordance with the terms of the Work Letter.

(c) Remedies for Late Delivery.

[***]

(d) Mortgage Prior to Commencement Date. Landlord covenants and agrees that, prior to the Commencement Date: (i) Landlord shall dedicate the proceeds of any mortgage financing which may encumber the Project after the date of execution of this Lease to the cost of performance of Landlord’s obligations under the Work Letter and this Lease (net of the costs of obtaining such financing); and (ii) in connection with any such mortgage financing, Landlord shall provide the lender with a construction completion guaranty for the Project from Alexandria Real Estate Equities, Inc., and shall deliver a copy of the same to Tenant upon the recording of such mortgage. Notwithstanding any provision of this Lease to the contrary, Tenant shall have a right of specific performance against Landlord with respect to the covenant set forth in Section 2(d)(i).

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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(e) Acceptance of Premises. Tenant shall accept the Premises in the condition in which the Premises are required to be delivered in accordance with the Work Letter, subject to all applicable Legal Requirements (as defined in Section 7 hereof). Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent.

(f) Complete Agreement. Landlord hereby represents to Tenant that the Premises may be used for the Permitted Uses in accordance with the terms of the Special Permit under the provisions of the Cambridge Zoning Ordinance. Tenant agrees and acknowledges that, except as aforesaid, and as expressly set forth in the Work Letter, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent

(a) Base Rent. The Security Deposit shall be due and payable on the delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Administration Rent. In addition to Base Rent, Tenant shall pay to Landlord an amount (“Administration Rent”) of $[***]per rentable square foot in the Premises (increased by [***]% on each annual anniversary of the first day of the first full month during the Term of this Lease, commencing on the third such anniversary (each, an “Adjustment Date”)), payable by Tenant, from time to time, during the Term of this Lease, provided that if Tenant leases at least 90,000 rentable square feet in the 75 Binney Building, Administration Rent shall be reduced to $[***] per rentable square foot in the Premises (increased on each Adjustment Date by [***]%). Administration Rent shall be payable by Tenant to Landlord at the same time and in the same manner as the corresponding Base Rent and Tenant’s Pro Rata Share of Operating Expenses is payable by Tenant to Landlord, from time to time. Administration Rent shall constitute Additional Rent under this Lease. Administration Rent shall include the cost of salaries, wages, benefits and other compensation paid to officers or executive employees of Landlord who are not assigned in whole to the operation, maintenance or repair of Project, except for 1 regional manager who is routinely and materially involved in

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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property management matters for the Project (the parties agreeing that the costs associated with such regional manager shall constitute an Operating Expense and shall be equitably allocated between the Project and other properties with respect to which such regional manager provides services, and in any event shall not exceed a cost of $[***] per rentable square foot of the Premises, as increased on each Adjustment Date by the CPI Adjustment Percentage (as defined in Section 43(n)). Administration Rent shall also cover the property management fee (but not eligible personnel and other costs properly includable in Operating Expenses) of any third party property manager or any affiliate management company of Landlord whom Landlord may elect to engage from time to time to perform management services hereunder, and there shall be no additional cost therefor included in Operating Expenses. Administration Rent shall not include the cost of Project-specific staff, such as engineering and janitorial staff, the cost of which shall be included in Operating Expenses. In the event that the parties agree to a reduced scope of the services initially to be provided or performed by Landlord, Administration Rent shall be equitably adjusted by mutual agreement of the parties to reflect the change in duties that are thereafter Landlord’s responsibilities.

(c) Additional Rent. In addition to Base Rent and Administration Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any Default of Tenant.

4. Base Rent Adjustments; Prepayment of Additional Tenant Improvement Allowance.

(a) Base Rent Adjustments. Base Rent shall be increased on each Adjustment Date by multiplying the Base Rent payable immediately before such Adjustment Date by the Base Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Tenant shall also pay as part of Base Rent from and after the Commencement Date an amount equal to $[***] per annum for each dollar or portion thereof of the Additional TI Allowance elected to be used by Tenant pursuant to Section 6.3 of the Work Letter (which amount shall not be subject to adjustment by the Base Rent Adjustment Percentage). Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated. Notwithstanding any provision hereof to the contrary, for the purpose of the computation of the increase in Base Rent by the Base Rent Adjustment Percentage for any Expansion Space and/or ROFR Space included in the Premises which is improved for office use, the computation thereof shall be applied to Base Rent therefor, assuming no Base Rent Reduction Amount (as defined in Exhibit G), after which the Base Rent Reduction Amount shall be deducted from such computation.

(b) Prepayment of Additional Tenant Improvement Allowance. From and after the seventh anniversary of the Commencement Date, Tenant shall have the right, upon 30 days prior notice to Landlord, to prepay any remaining unamortized balance of the Additional TI Improvement Allowance elected to be used by Tenant pursuant to Section 6.3 of the Work Letter, calculated based upon 180 equal monthly payments during the Term consisting of principal amortization and interest based on an [***]% annual rate, and, in such event, the increased portion of the Base Rent payable as provided in Section 4(a) above on account of the Additional TI Allowance shall terminate effective immediately upon the date of such prepayment.

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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5. Operating Expense Payments.

(a) Annual Estimates. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord no more than twice during such calendar year to reflect actual known or reasonably anticipated increases in Operating Expenses for that calendar year. Landlord shall use reasonable efforts to deliver the Annual Estimate to Tenant by 60 days prior to the end of each calendar year, and shall take into account any comments by Tenant which are consistent with the rights and obligations of the parties under this Lease. Landlord shall prepare the Annual Estimate on an “open book” cooperative basis with Tenant’s input, and, accordingly, shall use good faith efforts to meet with Tenant from time to time prior to November 1st of each calendar year during the Term upon Tenant’s request to discuss the Annual Estimate for the upcoming calendar year and Landlord’s budget for Operating Expenses for the Project for such year. The Annual Estimate shall include reasonably detailed line-item costs. Commencing on the Commencement Date, during each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

(b) Definition of Operating Expenses. The term “Operating Expenses” means all costs and expenses actually incurred or accrued each calendar year by Landlord with respect to the use, operation, maintenance, repair and replacement of: (i) each of the 75 Binney Building and the 125 Binney Building; (ii) the 75 Binney Building Share of Project Expenses and the 125 Binney Building Share of Project Expenses (including all costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project which are not specific to the 75 Binney Building or the 125 Binney Building, such as expenses related to the exterior grounds of the Project); (iii) the 75 Binney Building Share of Operating Expenses for the Garage and the 125 Binney Building Share of Operating Expenses for the Garage (including, without duplication, as to each of (i), (ii) and (iii), Taxes (as defined in Section 9), and to the extent of Eligible Capital Items (as defined below), and capital repairs, replacements and improvements of the Project reasonably required for the proper operation of the Project, using generally accepted accounting principles consistently applied (“GAAP”); and (iv) the 75 Binney Building Share of Approved Campus Expenses (as defined below) and the 125 Binney Building Share of Approved Campus Expenses, excluding only:

(A) leasing commissions, fees and costs, advertising and promotional expenses and other costs incurred in procuring tenants or in selling the Building or the Site;

(B) legal fees or other expenses incurred in connection with enforcing leases with tenants in the Building;

(C) costs of renovating or otherwise improving or decorating space for any tenant or other occupant of the Building or the Site, including Tenant, or relocating any tenant;

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75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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(D) financing costs including interest and principal amortization of debts and the costs of providing the same;

(E) except as otherwise expressly provided above, depreciation;

(F) rental on ground leases or other underlying leases and the costs of providing the same;

(G) salaries, wages, benefits and other compensation paid to officers or executive employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project, except for one regional manager who is routinely and materially involved in property management matters for the Project (the parties agreeing the costs associated with such regional manager shall be equitably allocated between the Project and the other properties with respect to which such regional manager provides services, the cost of whom shall not exceed a cost of $[***] per rentable square foot of the Premises, as increased on each Adjustment Date by the CPI Adjustment Percentage);

(H) the property management fee (but not eligible personnel and other costs properly includable in Operating Expenses) of any third party property manager or any affiliate management company of Landlord whom Landlord may elect to engage from time to time to perform management services hereunder (any such cost of which is included in Administration Rent hereunder;

(I) Any liabilities, costs or expenses associated with or incurred in connection with the evaluation, investigation, removal, enclosure, encapsulation or other handling of Hazardous Materials in, on or about the Building or Site (I) that existed prior to the Term Commencement Date, (II) caused solely by Landlord or (III) caused by another tenant (other than Tenant or an affiliate of Tenant) of the Building or Site (collectively, “Excluded Hazardous Materials Events”) and the cost of investigating, negotiating, defending against claims in regard to any Excluded Hazardous Materials Events;

(J) costs of any items for which Landlord is paid or reimbursed by insurance;

(K) increased insurance premiums resulting from claims relating to any other tenant of the Building or the Site;

(L) charges for electricity, water, or other utilities, services or goods and applicable taxes for which Tenant or any other tenant, occupant, person or other party is obligated to reimburse Landlord or to pay to third parties;

(M) the cost of any HVAC, janitorial or other services provided to other tenants on an extra cost basis after regular business hours;

(N) the cost of installing, operating and maintaining any specialty service, such as a cafeteria, observatory, broadcasting facilities, child or daycare which is not requested by Tenant;

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(O) costs actually covered by warranties, or the cost of correcting defects or deficiencies in the design, construction or equipment of: (x) the Tenant Improvements for 1 year following the date of Substantial Completion thereof; and (y) the structural portions of the Building for the entire initial Term;

(P) cost of any work or service performed on an extra cost basis for any other tenant in the Building or the Site to a materially greater extent or in a materially more favorable manner than furnished generally to the other tenants and occupants;

(Q) cost of any work or services performed for any facility other than the Building or Site, except for Approved Campus Expenses;

(R) any cost representing an amount paid to a person, firm, corporation or other entity related to Landlord that is in excess of the amount which would have been paid in the absence of such relationship;

(S) cost of initial cleaning and rubbish removal from the Building or the Site to be performed before final completion of the Building or tenant space;

(T) cost of initial landscaping of the Building or the Site;

(U) except for Eligible Capital Items, cost of any item that, under GAAP, are properly classified as capital expenses;

(V) lease payments for rental equipment (other than equipment for which depreciation is properly charged as an expense) that would constitute a capital expenditure if the equipment were purchased, except to the extent the same constitute an Operating Expense as an Eligible Capital Item;

(W) cost of the initial stock of tools and equipment for operation, repair and maintenance of the Building or the Site;

(X) late fees or charges incurred by Landlord due to late payment of expenses, except to the extent attributable to Tenant’s actions or inactions;

(Y) cost of acquiring, securing, cleaning or maintaining sculptures, paintings and other works of art;

(Z) charitable or political contributions;

(AA) reserve funds;

(BB) all other items for which another party compensates or pays so that Landlord shall not recover any item of cost more than once;

(CC) Landlord’s general overhead and any other expenses not directly attributable to the operation and management of the Building and the Site (e.g. the activities of Landlord’s officers and executives or professional development expenditures), except to the extent included in Administrative Rent hereunder;

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(DD) costs and expenses incurred in connection with compliance with or contesting or settlement of any claimed violation of law or requirements of law, except to the extent attributable to Tenant’s actions or inactions;

(EE) costs of mitigation or impact fees or subsidies (however characterized), imposed or incurred prior to the date of the Lease or imposed or incurred solely as a result of another tenant’s or tenants’ use of the Site or their respective premises, except for Approved Campus Expenses;

(FF) costs related to public transportation, traffic mitigation, transit or vanpools, including special assessments levied against the Building or Site related thereto, unless such public transportation, traffic mitigation, transit or vanpools are required by the PTDM (to the extent not paid directly by Tenant) or Applicable Laws;

(GG) costs related to any retail space in the 75 Binney Building; and

(HH) any costs related to the Rogers Street Park (on the northerly side of Rogers Street across from the Project).

No item of expense shall be counted more than once, either as an inclusion in Operating Expenses or as an exclusion from Operating Expenses (including, without limitation, by reason of any duplication of functions, if any, performed by employees of Landlord).

(c) Definition of Eligible Capital Items. [***]

(d) Definition of Approved Campus Expenses. “Approved Campus Expenses” shall mean the actual costs and expenses of operating the campus-wide community activities required under the special permit issued by the Cambridge Planning Board on June 1, 2010 for the Alexandria Center at Kendall Square (“Special Permit”), excluding any costs related to the Rogers Street Park, and including, without limitation, the following: (i) compliance with the PTDM (defined in Section 10 below), including without limitation costs of causing the EZ Ride Shuttle Service of CRTMA (defined in Section 10) to service the Buildings, except to the extent that Tenant pays directly for the costs of any such compliance; and (ii) after its initial construction, the cost of the mixed mode transportation center to be located at 41 Linskey Way pursuant to the Special Permit, including without limitation, operating expenses, utilities, repairs and reserves for future repairs, maintenance, cleaning, operations, insurance and Taxes.

(e) Annual Statements.

(i)

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing on an open-book (but confidential, solely for the purpose of this Lease), reasonably detailed

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line-item basis with reasonably detailed supporting cost information, consistent in form with the estimates previously provided to Tenant: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year.

(ii)	If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. Operating Expenses which are not billed within 24 months of the incurrence thereof shall not be included in Operating Expenses for subsequent years.

(iii)	The Annual Statement shall be final and binding upon Tenant unless Tenant, within 120 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 120 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as may be reasonably required to be responsive to Tenant’s questions (the “Expense Information”). Notwithstanding the foregoing, Tenant’s review of each of the Annual Statements for the first 3 Lease Years may include the 12-month period prior to the Lease Year which is the subject of such Annual Statement.

(iv)

If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm or other reputable real estate professional service firm selected by Tenant, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (Landlord

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expressly approving Cassidy Turley FHO (or its successor firm(s), and which approval otherwise shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant.

(v)	If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (A) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (B) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than [***]% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review.

(vi)	Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated.

(vii)	Notwithstanding anything set forth herein to the contrary, if the 75 Binney Building is not at least 95% occupied on average during any year of the Term, the costs which vary directly with occupancy (such as, but not limited to, janitorial service) included in Tenant’s Share of Operating Expenses/75 Binney Building for such year shall be computed as though the 75 Binney Building had been 95% occupied on average during such year. In any event, Landlord shall not be entitled to charge for Operating Expenses more than 100% of actual Operating Expenses in any Lease Year.

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(f) Tenant’s Share; Method of Measurement. “Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord following a measurement of the rentable square footage of the Project and the Premises to be reasonably determined by the Project Architect and the TI Architect (as defined in the Work Letter) based upon the 100% Shell, Core and Site Construction Documents (as defined in the Work Letter), and shall be subject to further adjustment for changes in the physical size of the Premises or the Project occurring thereafter. Any such measurement, for all purposes of this Lease, shall be performed in accordance with the International Standard Method of Measurement for Office Buildings as adopted by the Building Owners and Managers Association (ANSI/BOMA 265.1-1996), as modified for laboratory buildings in Cambridge, Massachusetts, consistent with the computation method set forth in Exhibit A-1 (“Measurement Method”). A preliminary calculation of the rentable square footage of the Premises is attached as Exhibit A-1 for illustration purposes. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit.

(a) Security Deposit. Tenant shall deposit with Landlord, upon the delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution reasonably satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the Commonwealth of Massachusetts. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord within 10 business days of demand therefor amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

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(b) Transfer by Landlord. If Landlord transfers its interest in the Project or this Lease, Landlord shall either (i) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Lease, or (ii) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

(c) Security Deposit Reduction. If at any time during the Term of this Lease, Tenant meets both of the requirements listed below (collectively, the “Reduction Requirements”), then the Security Deposit shall be reduced to $5,805,245.00 as to the initial Premises (and, as to any Expansion Space or ROFR Space, shall be reduced to the sum of $[***] per rentable square foot) (the “Reduced Security Deposit”). The Reduction Requirements are: (i) Tenant’s receipt from the U.S. Food and Drug Administration of Product Marketing Approval for sale of ponatinib for Chronic Myeloid Leukemia; (ii) initial U.S. sales of ponatinib; and (iii) the absence of any monetary and material non-monetary of Default of Tenant hereunder. If Tenant provides Landlord with written evidence reasonably satisfactory to Landlord that Tenant has met the Reduction Requirements set forth in (i) and (ii) above, and satisfies the Reduction Requirement set forth in (iii) above, then Tenant may provide to Landlord a replacement letter of credit in the reduced amount in compliance with the provisions of this Section 6. Thereafter, the “Security Deposit” shall be deemed to be the Reduced Security Deposit for all purposes of this Lease. Landlord and Tenant confirm that the requirements for the Reduced Security Deposit have been met, and, accordingly, the Security Deposit payable upon the execution of this Lease shall be $5,805,245.00.

(d) Security Deposit Elimination. If at any time during the Term of this Lease, Tenant meets the Elimination Requirements (as defined herein), the Security Deposit requirement hereunder shall be eliminated with respect to the initial Premises and as to any Expansion Space or ROFR Space. The Elimination Requirements are (i) the achievement by Tenant of an investment grade rating from any 2 of the Moody’s, Standard and Poors, and Fitch rating agencies, and (ii) the absence of any monetary and material non-monetary of Default of Tenant hereunder.

7. Use.

(a) Permitted Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement.

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(b) Impact of Use on Landlord’s Insurance. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises.

(c) Miscellaneous. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the designed capacity of the Project as set forth in the Shell, Core, and Site Construction Documents and TI Construction Documents (as defined in the Work Letter).

(d) Legal Requirements. Landlord shall be responsible for the compliance of the Premises and the Common Areas of the Project with all Legal Requirements, including the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with regulations promulgated pursuant thereto, “ADA”), as of the Commencement Date. Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expenses (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Buildings that are required by Legal Requirements, including the ADA, enacted after the Commencement Date. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA enacted after the Commencement Date. Tenant shall be permitted to use any part of the Premises as a place of public accommodation as defined in the ADA, provided that Tenant reimburses Landlord for any costs associated with such use, including any required changes to common areas of the Project arising from Tenant’s activities in the Premises after the Commencement Date. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal

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Requirements for which Tenant is responsible hereunder, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any such Legal Requirement.

(e) Use and Improvements of [***]. Landlord covenants and agrees that, during any period of the ownership of [***] Street by an affiliate of [***] (“[***]”), no portion of [***] Street shall be used as a [***]. In addition, during any period of the ownership of [***] Street by an [***], if the [***] Affiliate develops [***] Street, the [***] Affiliate shall perform a [***] study of the proposed improvements prior to construction (“[***] Study”). If the [***] Study discloses that the proposed improvements will result in the need to alter the [***] systems servicing the Premises, the [***] Affiliate shall either, at its election: (i) redesign the proposed improvements so that the [***] Study no longer discloses the need to alter such [***] systems, or (ii) pay for the reasonable construction costs of any such alteration.

8. Holding Over. Upon 90 days’ notice from Tenant to Landlord prior to the expiration of the Term, Tenant may retain possession of the Premises for up to 90 days after the termination of the Term, and: (i) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period; (ii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease; and (iii) all other payments shall continue under the terms of this Lease. If Tenant has given such notice but remains in possession of the Premises for more than 90 days after the expiration of the Term, or if Tenant has not given such notice and Tenant remains in possession of the Premises at the expiration or earlier termination of the Term without the express written consent of Landlord: (x) the Base Rent shall be equal to [***]% of the Base Rent in effect during the last 30 days of the Term, and (y) following 90 days of such holdover, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes.

(a) Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof,

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promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. If Tenant makes a written request of Landlord to seek an abatement of Taxes at least 15 days prior to the deadline for filing such abatement requests, then Landlord shall either elect to file and pursue the abatement or shall decline such request in writing by notice delivered to Tenant no later than 10 days after Tenant’s written request. If an abatement of Taxes is initiated by Landlord in its own discretion or is pursued by Landlord at the request of Tenant, (i) the reasonable cost of such abatement proceeding shall be included in Taxes, and (ii) Tenant shall have the right to consult with Landlord concerning the pursuit and settlement of such abatement by Landlord. If a tax abatement is initiated by Tenant after Landlord declines to pursue such abatement at the request of Tenant, (i) Tenant’s reasonable costs of such abatement proceeding shall be deducted from any Tax refund, (ii) Landlord shall have the right to consult with Tenant concerning the pursuit of such abatement and no such abatement shall be settled without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, and (iii) if required by Landlord’s mortgagee, Tenant shall deliver to Landlord cash or other security satisfactory to Landlord pending resolution of the same to secure the required payment. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

(b) Exclusions from Taxes. With respect to any future Taxes assessed against the Project which are imposed in lieu of Taxes which exist, or are applicable to the Project as of the Execution Date, such Taxes shall only be included in Operating Expenses to the extent that the same would be payable if the Project were the only property of Landlord. The amount of any special taxes, special assessments and agreed or governmentally imposed “in lieu of tax” or similar charges shall be included in Taxes for any year but shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax, special assessment or such charge required to be paid during or with respect to the year in question. Betterments and assessments, whether or not paid in installments, shall be included in Taxes in any tax year as if the betterment or assessment were paid in installments over the longest period permitted by Legal Requirements, together with interest thereon charged by the assessing authority for the payment of such betterment or assessment in installments. Taxes shall not include: (i) any income taxes imposed on Landlord except solely to the extent such income taxes are in substitution for any Taxes payable hereunder, (ii) franchise, rental, capital, inheritance, transfer, gift, or corporate excise taxes or levies, and (iii) any voluntary assessments or payments to neighborhood or other similar associations. Notwithstanding the foregoing, there shall be included in Taxes: (x) [***]%

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of any voluntary assessment or voluntary payment which may be due to a business improvement district or similar organization in which the Project may be included (“BID”), and (y) [***]% of any mandatory assessment or mandatory payment which may be due to a BID in which the Project may be included (provided that in either case, neither Landlord nor any affiliate of Landlord shall derive any development or similar rights for other properties as a result of the BID payment).

(c) Cooperation. Landlord hereby agrees to cooperate with Tenant in Tenant’s pursuit of any Tax abatements (subject to the terms of this Section 9) or other Tax incentives which may be available to reduce Taxes hereunder during the Term.

10. Parking.

(a) Parking License. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have an irrevocable license during the Term to use parking spaces in the Garage based upon a ratio (“Current Cambridge Parking Ratio”) of [***] spaces per [***] square feet of “gross floor area” in the Premises, as defined in the Cambridge Zoning Ordinance (“Tenant’s Pro Rata Share of Parking Spaces”) (i.e., [***] spaces, based upon a “gross floor area” of [***] square feet) for use by Tenant’s employees and invitees who work in the Buildings, in those areas in the Garage designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. In addition to use by other occupants of the 75 Binney Building, Tenant acknowledges that portions of the Garage may be used by other parties as permitted by the Special Permit and pursuant to an easement to the Mormon Church on Second Street (for up to [***] spaces from 7 p.m. to 11 p.m. on weekdays and from 7 a.m. to 10 p.m. on weekends). In no event shall the Garage be open for parking for the public at large. Landlord shall allocate parking for the non-retail/restaurant balance of the 75 Binney Building not demised hereunder (and for any other non-retail/restaurant parties as permitted by the Special Permit) using a ratio no greater than the ratio provided to Tenant hereunder (unless Landlord offers such greater ratio to Tenant as well). In the event that Landlord provides any non-retail/restaurant party with assigned parking spaces (without any obligation to do so), Landlord shall provide Tenant with up to [***] assigned spaces on the same pro rata basis as any other non-retail/restaurant party or parties receiving assigned spaces, and shall provide Tenant with a [***] to [***] match of any additional assigned spaces in excess of such [***] spaces. Landlord shall not be responsible for policing the use of spaces in the Garage, but shall cause there to be a prompt and effective response to any request of Tenant for assistance with any unauthorized use of spaces in the Garage which impairs Tenant’s exercise of its rights hereunder. If and to the extent expressly allowed by the City of Cambridge, Tenant shall have the right to receive a license for the use of additional unallocated spaces in the Garage until such spaces are allocated to other parties as permitted by the Special Permit. In addition, in the event that the City of Cambridge were to permit a parking ratio for the Garage in excess of the Current Cambridge Parking Ratio, Landlord shall offer to make available to Tenant Tenant’s Pro Rata Share of such additional spaces prior to offering any such additional spaces to non-residential or non-retail/restaurant tenants of the Campus not located within the Project. Landlord shall permit Tenant to integrate its security systems for the Premises with the security systems for the Project, subject to Landlord’s reasonable review and approval of the same.

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(b) Monthly Parking Charge. Commencing on the Commencement Date, Tenant shall be obligated to pay, together with Base Rent hereunder, in respect of Tenant’s Pro Rata Share of Parking Spaces in the Garage, the market rate monthly charge therefor designated by Landlord, adjusted reasonably at the beginning of each Lease Year based upon the rates charged by comparable parking facilities in the vicinity of the Project.

(c) PTDM Matters. Tenant shall, at Tenant’s sole expense, for so long as the Parking and Traffic Demand Management Plan dated February 9, 2010 (revised April 15, 2010), as approved by the City of Cambridge on April 22, 2010, including the conditions set forth in such approval (as amended from time to time, the “PTDM”), remains applicable to the Project, comply with the PTDM as applicable to the Project, including without limitation, (i) offer to subsidize mass transit monthly passes for all of its employees in accordance with the terms set forth in the PTDM; (ii) implement a Commuter Choice Program and the MBTA’s Corporate Pass Plan; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) meet with Landlord and/or its representatives no more than quarterly to discuss transportation programs and initiatives; (vi) participate in annual surveys, monitoring transportation programs and initiatives at the Center, and, without limitation, achieve a sixty (60%) percent response rate for patron surveys; (vii) cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the PTDM; (viii) provide alternative work programs (such as telecommuting, flex-time and compressed work weeks) to its employees in order to reduce traffic impacts in Cambridge during peak commuter hours; (ix) offer an emergency ride home (“ERH”) through the Charles River Transportation Management Association (“CRTMA”), or have its own ERH program, for all employees who commute by non-SOV mode at least 3 days a week and who are eligible to park in Tenant’s Share of Garage Spaces; (x) cooperate with the Cambridge Office of Workforce Development to expand employment opportunities for Cambridge residents; (xi) become a member of the CRTMA and cause the EZ Ride shuttle service to service the Building; (xii) in the event that the single occupancy vehicle and traffic generation modal split limits of the PTDM are exceeded, charge each user of a parking space the market rate for parking in Kendall Square/East Cambridge therefor; (xiii) comply with the requirements of any other Parking and Traffic Demand Management Plan to which Tenant may be a party from time to time; (xiv) designate an employee transportation coordinator for the Building; and (xv) otherwise cooperate with Landlord in encouraging employees to seek alternate modes of transportation. In accordance with the PTDM, Landlord shall provide within the Project, as to the 75 Binney Building, for no less than 50 bicycles (of which 34 bicycles shall be within covered space), and, as to the 125 Binney Building, for no less than 60 bicycles (of which 44 bicycles shall be within covered space).

11. Utilities and Services; Emergency Generator; Service Interruptions.

(a) Utilities and Services. Landlord shall provide, subject to the terms of this Section 11, water, sewer, heat, ventilation, air conditioning, passenger and freight elevator, electricity, gas, refuse and trash collection, recycling, and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Utility meters shall be installed in accordance with the requirements of the Work Letter.

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Landlord shall read and maintain the meters as part of its services hereunder. No special administrative fee shall be charged by Landlord for the reading of meters, provided that the actual cost of reading and maintaining the meters shall be included in Operating Expenses. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Landlord and Tenant will have reviewed and approved the design with respect to any equipment or improvements associated with Utilities provided hereunder, in accordance with and subject to the terms of the Work Letter (including without limitation Section 3.3(b) thereof). Tenant acknowledges that Tenant is responsible for the design of the TI Improvements in accordance with the terms of the Work Letter, and such design may affect the ability to achieve in the Premises the performance standards which the Utilities were designed to achieve. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use. Landlord and Tenant agree to meet in person or by telephone no less than once per month to discuss scheduled Building System (including Utility) stoppages, maintenance, repairs or Alterations with respect to the Premises.

(b) Other Services. Landlord shall also provide, subject to the terms of this Section 11, and upon mutual agreement of the parties, such other additional services as may from time to time be reasonably requested by Tenant. Tenant shall pay for the cost of such services, either as Operating Expenses, or by reimbursement to Landlord, as the parties may mutually agree.

(c) Tenant Standby Generator. Landlord’s sole obligation for either providing a standby generator(s) or providing emergency back-up power to Tenant shall be: (i) to provide a standby generator with not less than the stated capacity of the standby generator required under the terms of the Work Letter, if any, and (ii) to contract with a third party to maintain such standby generator as per the manufacturer’s standard maintenance guidelines. Landlord shall provide Tenant with a copy of such third party contract upon request, and shall request that the third party maintenance company deliver to Tenant copies of any reports and written notices delivered by the company to Landlord. Landlord shall have no obligation to provide Tenant with an operational standby generator or back-up power or to supervise, oversee or confirm that the third party maintaining the standby generator is maintaining the standby generator as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the standby generator when the standby generator is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative standby generator or backup generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that any standby generator will be operational at all times or that emergency power will be available to the Premises when needed. If Tenant provides written notice to Landlord of Tenant’s reasonable dissatisfaction with the service provided by the third party maintenance company, Landlord shall within 30 days of such notice or as soon thereafter as possible (using commercially diligent efforts to do so) replace said company with another company reasonably satisfactory to Tenant.

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(d) Service Interruptions.

(i)	Service Interruptions. If all or a material portion of the Premises is rendered untenantable such that Tenant cannot occupy such portion of the Premises as a proximate result of Landlord’s negligence or willful misconduct, or as a proximate result of Landlord’s failure to perform any covenant or provision of this Lease on its part to be performed (except to the extent that such failure is caused in whole or in part by the action or inaction of Tenant) or by reason of the performance of any work in or about the Premises by or on behalf of Landlord, such that the foregoing conditions materially and adversely interfere with the conduct of Tenant’s operations in the Premises (“Material Services Failure”), then Tenant shall have the rights hereinafter set forth. During such period of Material Services Failure, Landlord will, if reasonably practical, cooperate with Tenant to arrange for the provision of any interrupted Utilities on an interim basis via temporary measures until final corrective measures can be accomplished and Tenant shall permit Landlord the necessary access to the Premises to remedy such Material Service Failure. In the event a Material Services Failure is not remedied by Landlord within 5 consecutive business days after receiving written notice thereof from Tenant (an “MSF Notice”) and provided that Tenant has given Landlord all access to the Premises necessary for the remedy of such Material Service Failure, then Tenant shall have the right to an equitable abatement of Base Rent and Tenant’s Pro Rata Share of Operating Expenses under this Lease in proportion to the extent of interference with Tenant’s operations until the Material Services Failure is remedied

(ii)	Exclusive Remedies. This Section 11(d) sets forth Tenant’s sole and exclusive remedies on account of an interruption of services or Landlord’s default resulting in an interruption of services other than Tenant’s self-help rights under Section 31(b). This Section 11(d) shall not apply to casualty or a Taking, which are governed by the terms of Section 18 and Section 19, respectively, nor shall it apply to any failure of a utility or other third party service provider to provide any utility or service (unless caused by Landlord’s negligence or willful misconduct).

(iii)	Nonapplicability to Tenant Standby Emergency Generators. Notwithstanding any provision hereof to the contrary, this Section 11(d) shall be inapplicable to any Tenant standby emergency generators servicing the Premises or the Buildings, which are solely governed by the provisions of Section 11(c) above.

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12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by routine plumbing or electrical connections or ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which shall not be unreasonably withheld or delayed. Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $[***] (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion, and shall provide in reasonable detail the basis for Landlord’s disapproval of any proposed Alteration. Any request for approval shall be in writing, delivered not less than 10 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. If Landlord fails to respond to such request for approval within 10 business days, upon Tenant’s giving of an additional 5 business days written notice to Landlord without response from Landlord (which additional notice shall include the phrase ‘SECOND NOTICE; DEEMED APPROVED IF NO RESPONSE WITHIN 5 BUSINESS DAYS’), Landlord shall be deemed to have granted its consent to the request for approval. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall not be required to pay to Landlord any cost, charge or fee in connection with any proposed Alteration, but Tenant shall pay to Landlord, as Additional Rent, within 30 days of invoice therefor: (i) Landlord’s direct, reasonable third party expenses for plan review, coordination, scheduling, supervision; and (ii) Landlord’s reasonable costs for incorporation of the as built plans for any Alterations in the Project’s Building Information Modeling (“BIM”) system which: (x) are the subject of a building permit from the City of Cambridge; and/or (y) require the professional stamp of an architect or engineer. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

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Tenant shall pay for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration, including all plans and information necessary to incorporate the as built plans into the Project’s BIM system.

Other than any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested or at the time it receives notice of a Notice-Only Alteration notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. Landlord agrees that Tenant shall not be obligated to remove the Tenant Improvements installed under the terms of the Work Letter at the end of the Term, unless otherwise expressly provided in the 100% TI Construction Documents.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall cause to be operated, maintained and repaired all of the structural, exterior, and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good operating order and repair, reasonable wear and tear excepted. All Building Systems shall be operated and maintained in accordance with the specifications therefor to the extent provided in the plans and specifications approved by Landlord and Tenant in accordance with the Work Letter. Landlord and Tenant will have reviewed and approved the design with respect to any equipment or improvements associated with the Building Systems provided hereunder, in accordance with and subject to the terms of the Work Letter (including without limitation Section 3.3(b) thereof).

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Tenant acknowledges that Tenant is responsible for the design of the TI Improvements in accordance with the terms of the Work Letter, and such design may affect the ability to achieve in the Premises the performance standards which the Building Systems were designed to achieve. Losses and damages, including uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Except to the extent constituting a Material Services Failure, Landlord from time to time shall have the right to interrupt or curtail the level of service provided by the Building Systems to the extent reasonably necessary to accommodate the performance of repairs, additions, alterations, replacements or improvements required or authorized to be made by Landlord hereunder. Landlord shall coordinate with Tenant any such interruption or curtailment of such service in order to minimize to the extent reasonably practicable any interference with the conduct of Tenant’s business in the Premises. Subject to the provisions of Section 11(d) and Section 31, Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein; provided, however, that nothing herein shall affect or limit Tenants’ rights under Section 11(d). Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18. Landlord shall perform its obligation pursuant to this Section 13 in conformity with the standards that are customary for first class comparable buildings used for comparable purposes in Cambridge, Massachusetts.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises comprised of the Tenant Improvements installed under the Work Letter, and any Alterations, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 18 and 19, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

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15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification.

(a) Tenant. Subject to Section 16(c) and Section 17(c), Tenant hereby indemnifies and agrees to defend, save and hold Landlord and Landlord’s officers, directors, partners, members, managers, agents and holders of Mortgages as to which Landlord has given Tenant notice (“Landlord Indemnified Parties”) harmless from and against any and all Claims for injury or death to persons or damage to property (i) occurring within the Premises, (ii) occurring outside of the Premises, to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Party, (iii) to the extent arising out of the use or occupancy of the Premises by Tenant or any Tenant Party, or (iv) occasioned by a breach or default by Tenant in the performance of any of its obligations hereunder, except, in any event, to the extent caused by the willful misconduct, negligence or default of Landlord or a Landlord Party. Except as set forth in Section 16(b) below and subject to Section 16(c), Section 17(c) and Section 36, Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Project or of any other third party.

(b) Landlord. Subject to Section 16(c), Section 17(c), and Section 36, Landlord hereby indemnifies and agrees to defend, save and hold Tenant and Tenant’s officers, directors, partners, members, and agents (“Tenant Indemnified Parties”) harmless from and against any and all Claims for injury or death to persons or damage to property to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Party.

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(c) M.G.L. Chapter 186, Section 15. In the event that any provision of this Lease expressly conflicts with the requirements of M.G.L. Chapter 186, Section 15, the provisions of said statute shall govern to the extent of such conflict (Landlord hereby agreeing that, for the purposes of said Section 15, the term “Landlord” shall be deemed to include all “Landlord Parties”), provided, however, that the parties expressly covenant and agree that in no event shall either party hereunder be liable in any event for consequential, indirect or punitive damages (Tenant agreeing that, without limitation of the provisions of Section 36 below, the results of Tenant’s scientific research and scientific experiments, as well as any income arising therefrom shall be considered to be consequential damages).

17. Insurance.

(a) Landlord’s Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project (including without limitation the Tenant Improvements (as defined in the Work Letter) and any Alterations). Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $[***] for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may reasonably deem necessary, consistent with customary practice in the vicinity of the Project, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations).

(b) Tenant’s Insurance. Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $[***] per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, and agents (collectively, “Landlord Parties”), as additional insureds. The commercial general liability policy shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Tenant shall deliver to Landlord at least 30 days prior written notice of any cancellation or termination of any insurance which Tenant is required to maintain hereunder, and shall cause the insurers to endeavor to give at least 10 days written notice prior to cancellation thereof. Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder

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and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

(c) Waiver of Subrogation. The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

(d) Increases in Tenant’s Liability Insurance Coverages. Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project, provided that such increases are consistent with customary practice for similar properties in the vicinity.

18. Restoration. If, at any time during the Term, the Project or the Premises (including the Tenant Improvements and Alterations) are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time an independent estimating engineer or general contractor engaged by Landlord estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 18 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from

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Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises, subject to delays arising from the collection of insurance proceeds not caused by Landlord’s delay or that of any party claiming by, through or under Landlord, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) introduced by Tenant or any party claiming by, through or under Tenant, in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant. Landlord’s restoration obligation under this Section 18 shall be limited to the net proceeds of insurance required to be carried by Landlord under this Lease (whether or not such insurance has been carried).

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord or Tenant may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 3 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date of the casualty, provided that if Hazardous Materials Clearances are required as a condition of the repair or restoration, Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other comparable space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses, Tenant’s Share of Parking Spaces, and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 days of any such notice not more than twice in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance within 5 business days after notice of the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises without making reasonable arrangements for reasonable security for the Premises.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

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(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 business days after written notice to Tenant that any such lien has been filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) be dissolved or otherwise fail to maintain its legal existence, except in connection with a merger, consolidation or reorganization or purchaser of Tenant or its assets in connection with a Permitted Transfer.

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 20 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to the prime rate of interest published from time to time by The Wall Street Journal plus [***]% per annum, or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

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(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after notice that such payment is due more than twice in any 12 month period, Tenant shall pay to Landlord an additional sum therefor equal to [***]% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the notice until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i)	Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof in compliance with applicable law;

(ii)	Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A)	The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B)	The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C)	The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D)	Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

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(E)	At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii) (A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Boston at the time of award plus [***]%.

(iii)	Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv)	Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(v)	Landlord shall use reasonable efforts to mitigate its damages in the event of any default by Tenant hereunder; provided, however, Landlord’s obligation to relet the Premises shall be subject to right of Landlord and its affiliates to lease other available space within the Campus for comparable use prior to reletting the Premises and to lease to high quality tenants in a harmonious manner with an appropriate mix of uses, tenants, floor areas and terms of tenancies.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach,

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and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22 and subject to the terms of this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. Except as provided in Section 22(b), if Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, and voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant shall not be deemed an assignment.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below) then at least 15 days, but not more than 45 days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”). The Assignment Notice shall set forth the portion of the Premises to be made available (the “Offered Space”). At Tenant’s option the Assignment Notice may identify a specific proposed assignee or subtenant and the material terms and conditions of the proposed transaction (a “Specific Assignment Notice”). A Specific Assignment Notice shall include a copy of an executed Letter of Intent or Term Sheet setting forth all materials terms and conditions of the proposed assignment or sublease, information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. If, after having submitted an Assignment Notice, Tenant shall identify a specific third party assignee or subtenant for such Offered Space, Tenant shall submit a Specific Assignment Notice with respect to such Offered Space. Landlord may, by giving written notice to Tenant within 2 months after receipt of the Assignment Notice (which period shall be reduced to 15 days in the case of a Specific Assignment Notice):

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(i)	in the case of a Specific Assignment Notice, grant such consent, which consent shall not be unreasonably withheld, conditioned or delayed, including reasonable approval of the assignee, transferee or subtenant, its net worth and the proposed use of the Offered Space (and such consent may be subject to Landlord’s further right to reasonably approve the final form of documentation of such transaction);

(ii)	in the case of a Specific Assignment Notice, refuse such consent, in its sole and absolute discretion, if: (x) the proposed assignment, or other transfer or subletting concerns 25,000 rentable square feet or more in either the 75 Binney Building or the 125 Binney Building during the initial lease-up of the 75 Binney Building, and such tenant has received a written proposal to lease space in the 75 Binney Building from Landlord; or (y) concerns any transferee, assignee or subtenant which, in Landlord’s reasonable judgment, is engaged in areas of scientific research or other business concerns that are controversial such that they may (1) attract or cause negative publicity for or about the Building or the Project, (2) negatively affect the reputation of the Building, the Project or Landlord, or (3) attract protestors to the Building; or (z) concerns any transferee, assignee or subtenant which has engaged in mismanagement or improper disposal of Hazardous Materials (unless the same has been, or is reasonably in the process of being, corrected by the transferee, assignee or subtenant);

(iii)	in the case of an Assignment Notice which is not a Specific Assignment Notice, waive any right to terminate the Lease as to the Offered Space for a period of 9 months following the Assignment Notice, during which period Landlord shall continue to have the right to reasonably approve any prospective subtenant or assignee of the Offered Space in the same manner as provided in subsections (i) and (ii) above; or

(iv)

terminate this Lease with respect to the Offered Space as of the Assignment Date, in the event that the proposed transaction is either: (x) an assignment of this Lease; or (y) a Full Term Third Party Sublease (as hereinafter defined) which, together with other Full Term Third Party Subleases then in effect, would cause at least [***]% of the rentable square footage of either the 75 Binney Building or the 125 Binney Building to be subject to Full Term Third Party Subleases (an “Assignment Termination”). A “Full Term

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Third Party Sublease” is defined as a sublease of the entirety, or a portion, of the Premises, to anyone other than a Permitted Transferee, for a term which expires at or within 12 months prior to the expiration of the then current Lease Term. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the Offered Space. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice within the applicable time period shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer or otherwise shall be deemed a waiver of Landlord’s option to terminate as to the Offered Space to the extent provided in Section 22(b)(iii) above. Tenant shall reimburse Landlord for all of Landlord’s reasonable out-of-pocket expenses (not to exceed $[***]) in connection with its consideration of any Assignment Notice. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Permitted Assignment”) shall not be required, provided that Landlord shall have the right to reasonably approve the form of any such sublease or assignment. In addition, Tenant shall have the right to assign this Lease, without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation, recapitalization or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant (“Permitted Tenant Successor”) provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with GAAP) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of this Lease, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Permitted Assignment”). Any

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transferee pursuant to a Permitted Assignment is a “Permitted Transferee”. Tenant shall give at least upon 10 business days prior written notice to Landlord of any Permitted Assignment, except that if, in connection with a transfer to a Permitted Tenant Successor, Tenant is under a legal obligation of confidentiality, either by reason of applicable Legal Requirements or pursuant to a confidentiality agreement to which Tenant is subject, then Tenant shall give Landlord notice of such Permitted Assignment as soon as reasonably possible after such confidentiality restriction lapses or is waived by the party having the right to enforce such restriction.

Any refusal by Landlord to grant its consent as provided herein shall specify in reasonable detail the reasons for such disapproval.

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i)	that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that a Default of Tenant has occurred hereunder, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii)

A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure

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plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. Except in the case of a Permitted Assignment, if the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section), and actual and reasonable tenant improvement costs, brokerage fees, legal costs, design or construction fees, free rent, lease take-over costs, or other similar concessions actually and reasonably incurred in connection with the proposed assignment or sublease (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder [***]% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question and such party has failed to do so as required, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority which has not been complied with in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental

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condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender, investor or purchaser: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any; (ii) to the best of Tenant’s knowledge at the time, acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed; and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser, investor, or lender of all or any portion of the real property of which the Premises are a part. Landlord shall provide Tenant with such statements on the same basis as required of Tenant hereunder. The parties hereby approve the form of Estoppel Certificate attached hereto as Exhibit H.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination.

(a) Subordination and Nondisturbance. Subject to the terms provided herein, this Lease and Tenant’s interest and rights hereunder may be made subject and subordinate to the lien of any Mortgage hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed, and Tenant’s rights under this Lease shall not be impaired by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder

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provided that the mortgagee executes, acknowledges and delivers to Tenant a subordination, nondisturbance and attornment agreement (“SNDA”) confirming attornment to such mortgagee as landlord and that such mortgagee recognizes Tenant’s rights under the Lease so long as Tenant is not in default beyond applicable notice and cure periods such that Landlord has a then-currently effective right to terminate this Lease (but without any assumption by such holder of the Landlord’s obligations under this Lease), except as set forth in this Section 27(a). Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the mortgagee and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the mortgagee shall not be (i) subject to Section 27(b) below, liable in any way to the Tenant for any act or omission, neglect or default on the part of Landlord under this Lease; (ii) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant unless received by the holder; (iii) subject to Section 27(b) below, subject to any counterclaim or setoff that theretofore accrued to Tenant against Landlord; (iv) bound by any amendment or modification of this Lease subsequent to such mortgage or by any previous prepayment of regularly scheduled monthly installments of Base Rent or Additional Base Rent for more than one (1) month, which was not approved in writing by the mortgagee; (v) liable to the Tenant beyond the mortgagee’s interest in the Property; or (vi) responsible for the performance of any of the obligations of Landlord under the provisions of Section 2, Section 18, Section 19 or the Work Letter, except that such mortgagee shall be required to recognize Tenant’s rights under Section 2(c), Section 2(d), and Section 31(c) (provided that in no event shall Tenant be required to fund the TI Allowance or the Additional TI Allowance, nor shall Tenant be obligated to pay Base Rent or Additional Rent (except as to any partially occupied portion of the Premises prior to the Commencement Date) unless and until the Commencement Date has occurred). Tenant agrees that any present or future mortgagee may at its option unilaterally elect to subordinate, in whole or in part and by instrument in form and substance satisfactory to such mortgagee alone, the lien of its mortgagee (or the priority of its ground lease) to this Lease effective upon either notice from such holder to the Tenant in the same fashion as notices from the Landlord to the Tenant are to be given hereunder or by the recording in the appropriate registry or recorder’s office of an instrument, in which such holder subordinates its rights under such mortgage or ground lease to this Lease. Landlord hereby represents to Tenant that, as of the date of this Lease, there is no Mortgage encumbering the Project.

(b) Other Matters. Notwithstanding anything to the contrary herein contained, subject to the provisions of this Section 27: (x) nothing in this Section 27 shall affect Tenant’s rights under Section 2(c), Section 2(d), Section 11(d), Section 18, Section 19, or Section 31 of this Lease, (y) any holder shall be required to recognize Tenant’s offset rights under Section 31(c) in the event that Landlord does not timely pay any portion of the TI Allowance or the Additional TI Allowance (provided that in no event shall Tenant be required to fund the TI Allowance or the Additional TI Allowance, nor shall Tenant be obligated to pay Base Rent or Additional Rent (except as to any partially occupied portion of the Premises prior to the Commencement Date) unless and until the Commencement Date has occurred), and (z) no holder shall be relieved of its obligations as party-Landlord arising under the Lease from or after the date (“Succession Date”) that such holder first acquires title or possession to the Premises. Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a mortgagee (either superior or subordinate to this Lease) forecloses Landlord’s equity of redemption (or terminates or succeeds to a new lease in the case of a ground or improvements lease) no mortgagee shall be liable for failure to perform any of Landlord’s obligations (and such mortgagee shall thereafter be liable only after it succeeds to and holds Landlord’s interest and then only as limited herein).

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In the event Tenant alleges that Landlord is in default under any of Landlord’s obligations under this Lease, Tenant agrees to give the holder of any mortgage, by registered mail, a copy of any notice of default that is served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing, (whether by way of notice of an assignment of lease, request to execute an estoppel letter, or otherwise) of the address of any such holder. Subject to the last sentence of this Section 27(b), Tenant further agrees that if Landlord shall have failed to cure such default within the time provided by law or this Lease or such additional time as may be provided in such notice to Landlord, such holder shall have 30 days after the last date on which Landlord could have cured such default within which such holder will be permitted to cure such default. If such default is curable by such holder but cannot be cured within such 30 day period, then such holder shall have such additional time (which shall not exceed 180 days after the last day on or before which Landlord is permitted to cure such default) as may be necessary to cure such default, if within such 30 day period such holder has commenced and is diligently pursuing the remedies necessary to effect such cure (including, but not limited to, commencement of foreclosure proceedings, if necessary, to effect such cure), in which event Tenant shall have no right to terminate the Lease based upon such default while such remedies are being diligently pursued by such holder.

(c) Rent Assignment. If, at any time and from time to time, Landlord assigns this Lease or the Rent payable hereunder to the holder of any mortgage on the Premises or the Project, or to any other party for the purpose of securing financing (the holder of any such mortgage and any other such financing party are referred to herein as the “Financing Party”), whether such assignment is conditional in nature or otherwise, the following provisions shall apply:

(i)	Except as set forth in clause (ii) below, such assignment to the Financing Party shall not be deemed an assumption by the Financing Party of any obligations of Landlord hereunder unless such Financing Party shall, by written notice to Tenant, specifically otherwise elect;

(ii)	The Financing Party shall be treated as having assumed Landlord’s obligations hereunder (subject to Section 27(a)) only upon foreclosure of its mortgage (or voluntary conveyance by deed in lieu thereof) or the taking of possession of the Premises from and after foreclosure; and

(iii)	Subject to Section 27(a), the Financing Party shall be responsible for only such breaches under the Lease by Landlord that occur during the period of ownership by the Financing Party after such foreclosure (or voluntary conveyance by deed in lieu thereof) and taking of possession, as aforesaid.

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Tenant hereby agrees to enter into such reasonable agreements or instruments as may, from time to time, be requested by Landlord in confirmation of the foregoing, subject to the requirements of this Section 27.

(d) Other Instruments. The provisions of this Article shall be self-operative; nevertheless, Tenant agrees to execute, acknowledge and deliver any SNDA or priority agreements or other instruments conforming to the provisions of this Lease (and being otherwise commercially reasonable), with such commercially reasonable changes as may be reasonably requested by Landlord or any mortgagee which are consistent, in all material respects, with the provisions of this Section 27. Tenant confirms that the SNDA form attached hereto as Exhibit I satisfies the requirements of this Section 27. Without limitation, where Tenant in this Lease indemnifies or otherwise covenants for the benefit of mortgagees, such agreements are for the benefit of mortgagees as third party beneficiaries; and at the request of Landlord, Tenant from time to time will confirm such matters directly with such mortgagee.

(e) Definitions. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials (other than any Pre-existing Conditions and Migrating Conditions, as defined in Section 30(a) below) brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and reasonable approval of Landlord’s environmental consultant. Within 5 business days after receipt of Tenant’s proposed Surrender Plan, Landlord shall provide a written notice to Tenant indicating whether Landlord approves or disapproves of the proposed Surrender Plan. If Landlord disapproves of such Surrender Plan: (i) such notice shall specify all reasons why such proposed Surrender Plan is disapproved; and (ii) Landlord and Tenant shall use commercially reasonable efforts and cooperate with each other to revise the Surrender Plan until it is reasonably acceptable to Landlord and Tenant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender

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Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, up to $[***] (increased [***]% each Lease Year) for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to Landlord’s lenders, investors, buyers, and successor tenants of the Premises and their respective successors in interest, subject to the requirement that such parties keep the Surrender Plan and any such reports confidential (except for the transmission of the same to their respective successors in interest, subject to the same confidentiality requirement).

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall use reasonable efforts to return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant upon surrender of the Premises. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

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30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over (other than any Pre-Existing Conditions and Migrating Conditions) results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant excludes any Pre-existing Conditions and Migrating Conditions, and includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises during the Term or any subsequent occupancy by Tenant or any party claiming by, through or under Tenant resulting from a breach of its obligations herein by Tenant or any party claiming by, through or under Tenant; notwithstanding anything herein to the contrary, this indemnification shall not include any costs incurred in connection with any Pre-existing Conditions or Migrating Conditions. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. Notwithstanding any provision in this Lease to the contrary, Tenant shall not be responsible for, and the indemnification and hold harmless obligations set forth in this Lease shall not include matters arising from: (A) known conditions existing in, on, under or about the Premises, the Project, or the adjacent property, as set forth in (i) a 2007 Environ Phase I Environmental Site Assessment for Life Science Square, (ii) an August, 2012 Haley& Aldrich Soil Pre-Characterization Report, and (iii) filings for the Project as of the date of execution of this Lease with the Massachusetts Department of Environmental Protection accessed through http://public.dep.state.ma.us/Searchable Sites (collectively, the “Existing Reports); or (B) other conditions, including without limitation the presence of

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underground storage tanks not installed or used by Tenant or any party claiming by, through or under Tenant, to the extent that such conditions existed on the Premises, the Project, or the adjacent property prior to the Commencement Date (each, a “Pre-existing Condition”); and (C) any Environmental Claim resulting from the presence of any contamination located on a property other than the Premises (a “Migrating Condition”), to the extent, in either case, that such Environmental Claim does not arise or result, in whole or in part, from any exacerbation of, or contribution to, a Pre-existing Condition or a Migrating Condition, as the case may be, by (i) the actions of Tenant or any Tenant Party, or (ii) any contamination (other than Pre-existing Conditions or Migrating Conditions) emanating from, in, on or under the Premises during the Term.

Notwithstanding any provision hereof to the contrary, Landlord shall be responsible, at Landlord’s expense, for any Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises during the Term by Landlord or any Landlord Party. In addition, if a release of Hazardous Materials by another tenant of the Project (“Other Tenant”) or by any of such Other Tenant’s agents, employees, invitees or contractors (together with any Other Tenant, collectively, “Other Tenant Parties”; individually, an “Other Tenant Party”) is alleged to have entered the Premises or caused another violation of Environmental Requirements therein, Landlord shall cause such release to be evaluated by a qualified independent third party environmental professional to determine whether Tenant or an Other Tenant Party is the cause of the release or violation, and Landlord and Tenant shall have recourse only to the Other Tenant or Other Tenant Party and Tenant shall have no responsibility for such release or violation to the extent such party is the cause of the release or other violation, as determined by such evaluation.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all

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federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that: (i) except for routine items as to which corrective action has been taken in accordance with Legal Requirements and as otherwise disclosed to Landlord in writing, neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant or such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question; and (ii) Tenant is not subject to, and has received no notice of, any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority).

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of any such test if there is a reasonable objective basis to believe that Tenant has breached its obligation under this Section 30, or if it is later determined that Tenant was in such breach; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures reasonably acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions (other than Pre-Existing Conditions and Migrating Conditions) identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, for the purposes of this Lease, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability.

(a) Notice of Landlord’s Default. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

(b)	[***]

(c)	[***]

(d) Limitation of Liability. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner from time to time of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time (during business hours and upon reasonable notice, except in case of emergency) to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time, provided that Landlord give notice to Tenant of such entry as promptly as reasonably practical following such emergency entry) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises and the Project, including without limitation a cross-easement agreement with the owner of 270 Third Street for the purpose of access to the Garage and coordination of the pedestrian corridor and open space to be located between the improvements constructed on 270 Third Street and the 125 Binney Building; provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. Upon Landlord’s written request, Tenant shall execute such instruments as may be reasonably required for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided that Tenant makes such an escort reasonably available to Landlord. Tenant may identify certain areas of the Premises that require limited access and strict security measures (“Secure Areas”) by written notice to Landlord from time to time, so long as the Secure Areas are similarly restricted in comparable quality laboratory buildings.

33. Security. Landlord’s initial security services for the Project shall be mutually agreed upon by Landlord and Tenant prior to the Commencement Date consistent with the cost therefor provided in Landlord’s initial budget for Operating Expenses (or such additional cost as

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Tenant may agree to assume for services in excess of that budget). Landlord shall consult with Tenant prior to undertaking any material change in such security services during the Term. In the event that Tenant requests additional security services, Tenant shall be responsible for the cost thereof as Additional Rent hereunder. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Neither party hereunder shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”). Notwithstanding the foregoing, in no event shall Tenant be entitled to any abatement or reduction of Rent by reason of Force Majeure.

35. Brokers, Entire Agreement, Amendment. Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than CBRE/New England and Cassidy Turley. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any broker, finder or salesperson, other than the Brokers named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as the case may be, with regard to this Lease. Landlord shall be responsible for amounts payable to CBRE/New England and Cassidy Turley in connection with this Lease pursuant to a separate written agreement between Landlord and such parties.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD (EXCEPT RECOURSE LIMITED TO LANDLORD’S INTEREST IN THE PROJECT AND CERTAIN PROCEEDS THEREOF AS HEREINAFTER PROVIDED) FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS (AND, SOLELY IN RESPECT OF A MORTGAGE FINANCING DESCRIBED IN SECTION 2(d), THE PROCEEDS OF SUCH MORTGAGE FINANCING); AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Except as expressly provided in this Section, Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants. Notwithstanding the foregoing, subject to zoning and other Legal Requirements:

(a) Landlord shall make available exterior monument signage for identification of Tenant (which exterior monument signage shall be exclusive to Tenant with respect to such signage for the 125 Binney Building).

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b) Tenant, at Tenant’s sole cost and expense, shall have the exclusive rights: (i) to install 1 exterior building-mounted sign on the 125 Binney Building; and (ii) upon Tenant’s execution of a lease for a minimum of [***]% of the rentable square footage of the 75 Binney Building pursuant to the rights granted in this Lease, to install 1 exterior building-mounted sign on the 75 Binney Building, the location, design and size of each such sign shall be subject to mutual agreement by Landlord and Tenant.

39. Right of First Offer

(a) Expansion in the Building. If at any time any Available Space (as defined below) in the 75 Binney Building becomes available for lease after its initial occupancy by a third party, Landlord shall give notice of such availability to Tenant promptly thereafter. Landlord shall also provide Tenant with information regarding potential Available Space (including vacancies and scheduled term expirations) at any time upon Tenant’s request therefor. Landlord shall set forth in reasonable detail a description of the Available Space and all of the applicable terms and conditions upon which the Available Space is offered to Tenant. Thereafter, for a period of up to 20 days, Landlord shall negotiate in good faith with Tenant for Tenant’s lease of such space on such terms as shall be acceptable to Landlord and Tenant (the “First Offer Right”). For purposes of this Section 39(a), “Available Space” shall mean any non-retail space in the 75 Binney Building which is not occupied by a tenant or which is occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Tenant shall be entitled to lease such Available Space upon the terms and conditions, if any, agreed to by Landlord and Tenant (provided that if the parties do not agree upon Base Rent for the Available Space, Tenant may elect to have Base Rent be at the Market Rate as determined by arbitration consistent with the provisions of Section 41(b) below). If Landlord and Tenant do not agree upon terms acceptable to both parties within such 20 day period (or if Tenant has accepted Landlord’s terms except Base Rent but has failed to give notice of Tenant’s agreement to have the Base Rent determined by arbitration as aforesaid within such 20 day period), or if such terms are reached but Tenant fails timely to execute a lease agreement with respect to Available Space as required by Section 39(b) below, the Available Space may be leased by Landlord to a third party or parties free of any restrictions imposed by this Section 39, provided that such third party lease requires a net effective rent (i.e., taking into account all Landlord concessions, amortized on a straight-line basis over the term of the lease of such Available Space) that is no less than [***]% on a per square foot basis of the net effective rent offered by Landlord to Tenant hereunder. If the condition in the immediately preceding sentence is not met, or if more than 9 months have elapsed without Landlord having entered into a lease of the Available Space with a third party, Landlord shall reoffer the Available to Space to Tenant in accordance with and subject to the provisions of this Section 39.

(b) Amended Lease. If after the expiration of such 20 day period, no lease amendment or lease agreement for the Available Space has been executed, and Landlord tenders to Tenant an amendment to this Lease which accurately sets forth the terms for the rental of the Available Space consistent with those agreed upon during such 20-day period (subject to completion of Base Rent upon conclusion of arbitration if applicable), and Tenant fails to execute such Lease amendment within 10 business days following such tender, Tenant shall be deemed to have waived its right to lease such Available Space at any time during the balance of the Term.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c) Exceptions. Notwithstanding the above, the First Offer Right shall not be in effect and may not be exercised by Tenant:

(i)	during any period of time that Tenant is in Default under any provision of this Lease (but may be exercised by Tenant following Tenant’s cure of such Default, subject to Section 39(f) below); or

(ii)	if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. The First Offer Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the First Offer Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, Tenant fails to timely cure any default by Tenant under this Lease.

(e) Right Personal. The First Offer Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that the First Offer Right may be exercised by any party that becomes a Tenant hereunder by virtue of any Permitted Assignment of this Lease.

(f) No Extensions. The period of time within which the First Offer Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the First Offer Right.

40. Right to Expand.

(a) Expansion in 75 Binney Building. Tenant shall have the right, but not the obligation, to expand the Premises (the “Expansion Right”) to include all or a portion (consisting of full floors, together with any adjacent bridges from such floors to the 125 Binney Building) of the remaining non-retail space in 75 Binney Building (the “Expansion Space”) upon the same terms and conditions as the demise of the Premises hereunder (including without limitation, the Base Rent, Operating Expenses, Security Deposit, parking, the TI Allowance and the Additional TI Allowance), by delivery to Landlord of notice (the “Expansion Notice”) of the exercise of the Expansion Right by no later than June 30, 2013. The TI Allowance and the Additional TI Allowance for the Expansion Space shall be disbursed in accordance with the procedures set forth in the Work Letter, and may only be used for the Expansion Space. The parties acknowledged that Base Rent, the TI Allowance, and the Additional TI Allowance are calculated with the assumption that the Expansion Space will be dedicated to office and laboratory uses. If Tenant does not use the entire $[***] per rentable square foot TI Allowance for the initial improvement of the Expansion Space prior to the Commencement Date for the Expansion Space, the terms of Exhibit G shall apply. If the

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Expansion Right is exercised, the Term of the Lease shall be extended such that the Term shall expire 180 months from the first day of the first full month after the month in which Delivery of the Expansion Space occurs. In the event that the Commencement Date for the Expansion Space occurs later than the Commencement Date for the initial Premises, Base Rent shall be computed separately for each such space.

(b) Amended Lease. If (i) Tenant fails to timely deliver the Expansion Notice on or before June 30, 2013, or (ii) after the expiration of a period of 30 days after the date of delivery of the Expansion Notice, no lease amendment or lease agreement for the Expansion Space has been executed and the Security Deposit therefor paid at the rate of $[***] per rentable square foot (provided, however, that if Tenant has achieved the Reduction Requirements set forth in Section 6(c), the Security Deposit required under this Section 40 shall be $[***] per rentable square foot; provided, further, if the Security Deposit has been eliminated in accordance with Section 6(d), no Security Deposit shall be required for the Expansion Space), and Landlord tenders to Tenant an amendment to this Lease setting forth the terms for the rental of the Expansion Space consistent with those set forth in this Section 40 and Tenant fails to execute such Lease amendment and pay such Security Deposit (if required as aforesaid) within 10 business days following such tender, Tenant shall be deemed to have waived its right to lease such Expansion Space.

(c) Exceptions. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

(i)	during any period of time that Tenant is in Default under any provision of the Lease (but may be exercised by Tenant following Tenant’s cure of such Default, subject to Section 40(f) below); or

(ii)	if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. The Expansion Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, Tenant fails to timely cure any default by Tenant under this Lease.

(e) Right Personal. The Expansion Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that the Expansion Right may be exercised by any party that becomes a Tenant hereunder by virtue of any Permitted Assignment of this Lease.

(f) No Extensions. The period of time within which the Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Right.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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41. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have 3 consecutive rights (each, an “Extension Right”) to extend the term of this Lease for 5 years each (each, an “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least 12 months prior to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term. Landlord shall deliver to Tenant Landlord’s determination of the Market Rate (as defined below) and the rent escalations during such subsequent Extension Term (“Landlord’s Rent Determination”) within 30 days after delivery of Tenant’s notice of its election to exercise such Extension Right (provided that Landlord shall not be obligated to deliver such determination to Tenant earlier than 15 months prior to the expiration of the Term). The Extension Right may be exercised, at Tenant’s election: (a) as to the entirety of the Premises; (b) as to the 125 Binney Building (including the connecting bridges) only, or, (c) if this Lease then includes all non-retail space in the 75 Binney Building, as to all of the Premises in the 75 Binney Building (including the connecting bridges) only.

Upon the commencement of any Extension Term, Base Rent shall be payable at [***]% of the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then fair market rental rate for the Premises that Landlord would receive upon an arms-length reletting of the Premises as of the last day of the applicable Term. In addition, Tenant shall continue to pay as Rent hereunder the market rate for the parking rights provided hereunder.

If, on or before the date which is 180 days prior to the expiration of the Base Term of this Lease, or the expiration of any prior Extension Term, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 180 days prior to the expiration of the Base Term of this Lease, or the expiration of any then effective Extension Term, elect arbitration as described in Section 41(b) below. If, prior to such 180 day period, Tenant does not either give written notice to Landlord of either Tenant’s acceptance of Landlord’s Rent Determination or Tenant’s election of such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.

(b) Arbitration.

(i)

Within 10 business days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, with an additional 5 business days after notice that the same has not been received, then the other party’s submitted

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proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii)	The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. If there is a single Arbitrator, the decision of the single Arbitrator shall be final and binding upon the parties. If there are 3 Arbitrators, the third Arbitrator shall chose in full 1 of the decisions of the other 2 Arbitrators, and such choice shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Base Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(iii)	An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in Cambridge, Massachusetts, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in Cambridge, Massachusetts, (ii) devoting substantially all of their time to professional appraisal, brokerage work, or institutional real estate advisory work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested (i.e., shall not have been engaged by either Landlord or Tenant as their exclusive representative by either Landlord or Tenant or their affiliates during the immediately 2-year period).

(c) Exceptions. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights:

(i)	during any period of time that Tenant is in Default under any provision of this Lease (but may be exercised by Tenant following Tenant’s cure of such Default, subject to Section 41(d) below); or

(ii)	if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

(d) No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Rights.

(e) Termination. The Extension Rights shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, Tenant fails to timely cure any default by Tenant under this Lease.

42. Right of First Refusal to Lease. During the period from July 1, 2013 through June 30, 2014, Tenant shall have a right of first refusal (“ROFR Right”) to lease the entire remaining space at the 75 Binney Building and any then unleased bridges to the 125 Binney Building (“ROFR Space”) on the terms set forth herein. In the event Landlord receives a bona fide third party offer to lease a minimum of 1 full floor (excluding Floor L2) at the 75 Binney Building which Landlord is willing to accept, Landlord shall promptly notify Tenant, and Tenant shall have 10 days from Landlord’s notice to exercise the ROFR Right by notice (“ROFR Notice”) to Landlord (it being agreed that such exercise shall be for the entire remaining space

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in the 75 Binney Building and any then unleased bridges to the 125 Binney Building, even if the third party offer is for at least a full floor but less than the entirety of the 75 Binney Building). The ROFR Space shall be leased to Tenant upon the same terms and conditions as the demise of the Premises hereunder (including without limitation, the Base Rent, Operating Expenses, Security Deposit, parking, the TI Allowance and the Additional TI Allowance). The TI Allowance and the Additional TI Allowance for the ROFR Space shall be disbursed in accordance with the procedures set forth in the Work Letter, and may only be used for the ROFR Space. The parties acknowledge that Base Rent, the TI Allowance and the Additional TI Allowance are calculated with the assumption that the ROFR Space will be dedicated to office and laboratory uses. The parties acknowledged that Base Rent, the TI Allowance, and the Additional TI Allowance are calculated with the assumption that the Expansion Space will be dedicated to office and laboratory uses. If Tenant does not use the entire $[***] per rentable square foot TI Allowance for the initial improvement of the ROFR Space prior to the Commencement Date for the ROFR Space, the terms of Exhibit G shall apply. If the ROFR Right is exercised after that portion of the Premises in the 75 Binney Building is Delivered to Tenant, the Term of the Lease shall be extended such that the Term shall expire 180 months from the first day of the first full month after the month in which Delivery of the ROFR Space occurs (provided that such term extension shall not exceed 6 months (as such 6 month period may be extended by any Tenant Delay). In the event that the Commencement Date for the ROFR Space occurs later than the Commencement Date for the initial Premises, Base Rent shall be computed separately for each such space.

(a) Amended Lease. If (i) Tenant fails to timely deliver the ROFR Notice, or (ii) after the expiration of a period of 30 days from the date of delivery of the ROFR Notice, no lease amendment or lease agreement for the ROFR Space has been executed and the Security Deposit therefor paid at the rate of $[***] per rentable square foot (provided, however, that if Tenant has achieved the Reduction Requirements set forth in Section 6(c), the Security Deposit required under this Section 42 shall be $[***] per rentable square foot; provided, further, if the Security Deposit has been eliminated in accordance with Section 6(d), no Security Deposit shall be required for the Expansion Space)), and Landlord tenders to Tenant an amendment to this Lease setting forth the terms for the rental of the ROFR Space consistent with those set forth in this Section 42 and Tenant fails to execute such Lease amendment and pay such Security Deposit (if required as aforesaid) within 10 business days following such tender, Tenant shall be deemed to have waived its right to lease such ROFR Space.

(b) Exceptions. Notwithstanding the above, the ROFR Right shall not be in effect and may not be exercised by Tenant:

(i)	during any period of time that Tenant is in Default under any provision of the Lease (but may be exercised by Tenant following Tenant’s cure of such Default, subject to Section 42(e) below); or

(ii)	if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the ROFR Right.

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(c) Termination. The ROFR Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the ROFR Right, if, after such exercise, but prior to the commencement date of the lease of ROFR Space, Tenant fails to timely cure any default by Tenant under this Lease.

(d) Right Personal. The ROFR Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that the ROFR Right may be exercised by any party that becomes a Tenant hereunder by virtue of any Permitted Assignment of this Lease.

(e) No Extensions. The period of time within which the ROFR Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the ROFR Right.

43. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iii) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (iv) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. In addition, upon request of Landlord, Tenant shall furnish Landlord with true and complete copies of Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term. Notwithstanding the foregoing: (x) Tenant shall not be obligated to provide the foregoing information at any time that Tenant is a public company listed on a nationally recognized securities exchange, and (y) at any time that Tenant is not a public company, Tenant may deliver the foregoing information subject to a confidentiality agreement in commercially reasonable form (provided that Landlord may furnish such information to such other parties as Landlord may deem appropriate subject to the same confidentiality).

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(d) Recordation. Except as set forth herein, neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Either Landlord or Tenant may prepare and file, and upon request by the other party will execute, a memorandum of lease for recording with the Registry of Deeds. If required by applicable securities laws, Tenant may file with the SEC a copy of this Lease approved by Landlord as to which terms not required to be reported have been redacted (it being agreed that Landlord shall not object to those items required to be disclosed by the SEC).

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the Commonwealth of Massachusetts, excluding any principles of conflicts of laws.

(i) Time; Business Days. Time is of the essence as to the performance of Landlord’s and Tenant’s obligations under this Lease. As used herein, “business day” shall mean any day on which banks are open in the Commonwealth of Massachusetts and which is not a Saturday, Sunday or legal holiday in the Commonwealth of Massachusetts. In addition, the following days which may otherwise be business days shall not be “business days” for the purpose of this Lease (including the Work Letter) prior to the Commencement Date: (x) Wednesday, Thursday and Friday of the week in which U.S. Thanksgiving occurs; and (y) December 24 through January 1.

(j) OFAC. Landlord and Tenant each warrant and represent to the other that, to the best of their knowledge, Landlord and Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations

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of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(m) Roof Rights. Subject to the terms and conditions of this Lease, including without limitation the terms and conditions set forth on Exhibit J attached hereto, Tenant shall have the right to use a portion of each of the roofs of the Buildings reasonably designated by Landlord for installation of Tenant’s dedicated equipment (including a standby generator).

(n) CPI Definition. The “CPI Adjustment Percentage” shall be (i) a fraction, stated as a percentage, the numerator of which shall be the Index for the calendar month 3 months before the month in which the Adjustment Date occurs, and the denominator of which shall be the Index for the calendar month 3 months before the last Adjustment Date or, if no prior adjustment has been made, 3 months before the Commencement Date, less (ii) 1.00. “Index” means the “Consumer Price Index-All Urban Consumers-Northeast Region All Items 1982-1984=100” compiled by the U.S. Department of Labor, Bureau of Labor Statistics. If a substantial change is made in the Index, the revised Index shall be used, subject to such adjustments as Landlord may reasonably deem appropriate in order to make the revised Index comparable to the prior Index. If the Bureau of Labor Statistics ceases to publish the Index, then the successor or most nearly comparable index shall be used, subject to such adjustments as may be appropriate in order to make the new index comparable to the Index.

[Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Edward M. Fitzgerald
Name:	Edward M. Fitzgerald
Its:	Executive Vice President, CFO

LANDLORD:

ARE-MA REGION NO. 48, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

By: ARE-QRS CORP., a Maryland
corporation, general partner

By:	/s/ Eric S. Johnson
Name:	Eric S. Johnson
Its:	Real Estate Legal Affairs

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

See attached

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EXHIBIT A-1

MEASUREMENTS BASED UPON PRELIMINARY PROJECT PLANS

See attached

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

The land, with the improvements to be constructed thereon in accordance with the Work Letter, shown as Lot 2 on a plan entitled “Consolidation and Subdivision Plan 75 Binney Street, 125 Binney Street and Proposed 270 Third Street Cambridge, Mass.” dated October 9, 2012, prepared by Harry R. Feldman, Inc., recorded with the Suffolk Registry of Deeds as Plan No. 795 of 2012.

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EXHIBIT B-1 TO LEASE

DESCRIPTION OF CAMPUS

See attached plan

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EXHIBIT C TO LEASE

WORK LETTER

WORK LETTER

This Work Letter (this “Work Letter”) is made and entered into as of January 4, 2013, by and between ARE-MA REGION NO. 48, LLC, a Delaware limited liability company (“Landlord”), and ARIAD PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of that certain Lease Agreement dated as of the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by and between Landlord and Tenant for premises at 75 Binney Street and 125 Binney Street in Cambridge, Massachusetts. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

GENERAL REQUIREMENTS

Authorized Representatives. Landlord designates as Landlord’s authorized representatives (each, “Landlord’s Authorized Representative”), Tom Andrews, Joseph Maguire, and Andrew Reinach, each of whom is authorized to issue to Tenant and to initial and sign, as applicable, all plans, drawings, approvals and Changes (as defined below) pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by any of Landlord’s Authorized Representatives. Landlord may change Landlord’s Authorized Representatives upon two (2) business days’ prior written notice to Tenant. A Landlord’s Authorized Representative shall personally attend all design and construction meetings for the Project Improvements as reasonably noticed by Landlord’s or Tenant’s Authorized Representatives.

Tenant designates as Tenant’s authorized representatives (each, “Tenant’s Authorized Representative”), Philip Plottel and Edward Fitzgerald, each of whom is authorized to issue to, initial and sign, as applicable, all plans, drawings, approvals and Changes pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon two (2) business days’ prior written notice to Landlord. Tenant’s Authorized Representative shall personally attend, and have access to meeting notes (except notes related to the cost of the Non-TI Project Improvements) of, all design and construction meetings for the Project Improvements, as noticed by Landlord’s or Tenant’s Authorized Representative.

Project Milestone Schedule/Total Project Schedule/Applicable Response Period. Attached hereto as Attachment 1 is a project milestone schedule (the “Project Milestone Schedule”) setting forth key time periods and dates, including the Construction Milestones (as defined below), with regard to the design, construction and delivery of the Project Improvements (as defined below). The dates in the Project Milestone Schedule

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall only be adjusted by mutual agreement of the parties, or due to Construction Force Majeure, Tenant Delay, or Landlord Impact, as set forth in Section 2 of the Lease and this Work Letter). Also attached hereto as Attachment 2 is a template of a detailed bar-graph schedule containing Landlord’s current anticipated schedule for the entire Project (the “Total Project Schedule”). In the event of any conflict between the Total Project Schedule and the Project Milestone Schedule, the Project Milestone Schedule shall govern. The Total Project Schedule shall be updated by Landlord in its discretion from time to time (but not less frequently than monthly) based upon the date of issuance of the building permit for the Shell and Core Improvements (as defined below) by the City of Cambridge and upon actual construction progress, provided that the dates in the Project Milestone Schedule (subject to change due to Construction Force Majeure, Tenant Delays and Landlord Impacts) shall not be affected thereby. Such updated Total Project Schedule shall be provided to Tenant at the next scheduled construction meeting or within five (5) business days of such update, whichever shall first occur. For purposes of this Work Letter, the “Applicable Response Period” shall mean the applicable number of days for a party to respond to a submission or a request for approval under this Work Letter as set forth in the Project Milestone Schedule if such response time is not expressly provided in this Work Letter, or, if no such period is set forth in the Project Milestone Schedule or this Work Letter, five (5) business days after receipt of the submission or request for approval.

Consents. Any refusal of consent by Landlord or Tenant shall specify in reasonable detail the reasons for such disapproval. No request shall be “deemed approved” unless the request for consent specifies in all capital letters as follows: “CONSENT TO THE MATTERS SET FORTH HEREIN SHALL BE DEEMED GIVEN IF NO RESPONSE IS PROVIDED WITHIN [         DAYS; specify relevant number of days] OF THE DATE HEREOF”.

LANDLORD’S CONSTRUCTION OF THE PREMISES

Landlord shall construct the following improvements on the Project (collectively, the “Project Improvements”): (i) shell and core improvements for the Buildings (the “Shell and Core Improvements”) in accordance with the Design Development Plans and Base Building Specifications (each as defined below) set forth on Attachment 3, including the underground parking (the “DD Shell and Core Plans”); (ii) all landscaping, plaza areas, walkways, driveways, sidewalks, and other improvements for the Project (the “Site Improvements”; the Shell and Core Improvements and the Site Improvements, collectively, the “Shell, Core and Site Improvements”) in accordance with the Design Development Site Plans set forth in Attachment 3 (“DD Site Plans”); and (iii) the Tenant Improvements (as defined below) in accordance with the plans to be prepared in accordance with Section 3 below (Landlord’s obligations to construct the Project Improvements as provided in this Work Letter being referred to herein collectively as “Landlord’s Work”). Landlord shall construct the Non-TI Project Improvements (as defined below) at its sole cost and expense except as otherwise expressly set forth herein. The cost of the Tenant Improvements shall be paid for in accordance with Section 6 below. The portions of the Project Improvements which do not include the Tenant Improvements are hereinafter referred to as the “Non-TI Project Improvements”. The agreed upon allocation of work between the Non-TI

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Project Improvements and the Tenant Improvements is set forth in the Landlord/Tenant Responsibility Matrix attached hereto as Attachment 10. In the event of any conflict between the DD Shell and Core Plans and the DD Site Plan, on the one hand, and the Landlord/Tenant Responsibility Matrix, on the other, the Landlord/Tenant Responsibility Matrix shall govern. The plans referred to in this Section 2 are sometimes collectively referred to herein as the “Baseline Plans.”

Non-TI Project Improvements. Landlord’s construction of the Non-TI Project Improvements, including the Shell, Core and Site Improvements, shall be effected by contractors selected and retained by Landlord, pursuant to the Shell, Core and Site Construction Documents (as defined below) for the Non-TI Project Improvements prepared by Landlord substantially in accordance with the following procedures, as the same may be further modified as provided in Sections 2.3 and 2.4 below, to include any Landlord Modifications and Approved Tenant Modifications (as each such term is defined below) and/or as required by any applicable Governmental Authorities.

Project Architect. Landlord has engaged Payette as the architect for the Non-TI Project Improvements (the “Project Architect).

Construction Manager. Landlord has engaged Gilbane Building Company as the construction manager for the construction of both the Non-TI Project Improvements and the Tenant Improvements (“Construction Manager”). Any change in the Construction Manager shall be subject to Tenant’s approval, not to be unreasonably withheld or delayed. Landlord shall cause the Construction Manager to create separate teams within its company for the Non-TI Project Improvements and the TI Improvements. Landlord shall not refuse a reasonable request by Tenant for a change in the project manager or superintendent of the Construction Manager’s team for the TI Improvements.

Design Development Shell and Core Plans and Design Development Site Plans. Prior to execution of this Lease, Landlord and Tenant have approved the DD Shell and Core Plans and the DD Site Plans, dated July 20, 2012 (as listed in Attachment 3 and as affected by the additional pages included in Attachment 3). Landlord shall cause the Project Architect to prepare construction documents for the Shell, Core and Site Improvements (the “Shell, Core and Site Construction Documents”) based on the DD Shell and Core Plans and the DD Site Plans. Landlord shall furnish the Shell, Core and Site Construction Documents to Tenant for its review and approval at such time as they are fifty percent (50%) complete, and ninety percent (90%) complete, respectively, which review and approval shall be subject to the provisions of Section 2.1.4 below.

Tenant’s Approval. Tenant shall, within ten (10) business days of receipt from Landlord of the Shell, Core and Site Construction Documents (at both 50% and 90% completion) (individually and collectively, “Landlord Submissions”), review and either approve or disapprove the same. Tenant’s failure to respond within said 10-business day period for any Landlord Submission shall be deemed approval by Tenant of the subject Landlord Submission. Tenant’s review of the Landlord Submissions shall be sequential and cumulative, and Tenant shall have no right to disapprove any Landlord Submission which

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

is materially consistent with the Baseline Plans or a prior sequential Landlord Submission which Tenant has previously approved, except that Tenant may disapprove any Landlord Submission which reflects a factual inaccuracy in the Landlord Submission or which Tenant believes in good faith is materially inconsistent with the Baseline Plans or a prior approved Landlord Submission such that the inconsistency would have a materially adverse effect on Tenant’s use or occupancy of the Premises as contemplated under the Lease. If Tenant timely and properly disapproves any Landlord Submission: (A) Landlord and Tenant shall reasonably and expeditiously cooperate to mutually correct such inconsistency or eliminate or mitigate such materially adverse impact, as applicable; (B) any delay in Substantial Completion of the Project Improvements resulting from such disapproval shall not constitute a Tenant Delay; and (C) any Construction Milestone actually affected by such delay shall be extended on a day-for-day basis for the period such Construction Milestone is so affected.

Delivery of Plans for Permitting. Landlord shall cause the Construction Manager to submit the Shell, Core and Site Construction Documents to the appropriate Governmental Authorities for all applicable building permits necessary to allow the Construction Manager to commence and fully complete the construction of the Shell, Core and Site Improvements.

Construction Milestones

Set forth on the Project Milestone Schedule are certain milestone events and the dates applicable thereto, relating to the commencement and completion of the Project Improvements (collectively, the “Construction Milestones”), including dates for Landlord’s obtaining permits for the grading of the site on which the Project Improvements are to be located and for the construction of the Shell, Core and Site Improvements and the Tenant Improvements. Landlord shall use good faith efforts to meet all such Construction Milestones (subject to Tenant Delays and Construction Force Majeure) and to inform Tenant with reasonable promptness after Landlord becomes aware of any material delays in meeting any of the Construction Milestones.

Landlord Modifications to Shell, Core and Site Construction Documents

It is anticipated that prior to and during construction of the Project Improvements, Landlord may reasonably require changes to the Shell, Core and Site Construction Documents as Landlord shall desire and/or as may be required to obtain building permits and other governmental approvals and comply with Applicable Laws. Landlord shall be entitled, from time to time, to make any such changes to the Shell, Core and Site Construction Documents (collectively, the “Landlord Modifications”), without Tenant’s consent, so long as such Landlord Modifications, if implemented, would not: (i) effect material changes to the design of the Shell, Core and Site Improvements previously approved by Tenant (including the exterior appearance thereof); (ii) materially adversely affect the scope, implementation, design, or functionality of the Tenant Improvements as contemplated in Tenant’s Conceptual TI Plans; (iii) adversely affect Tenant’s contemplated use or occupancy of the Building for the Permitted Uses; or (iv) create a Tenant Impact (collectively, an “Adverse Condition”). In the event any such Landlord Modification, if implemented, would be reasonably likely to create an Adverse Condition,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Landlord shall notify Tenant of such Landlord Modifications prior to implementation thereof (which notice shall include Landlord’s description of the Adverse Condition, and the adverse effects and impacts which Landlord believes comprise such Adverse Condition to the extent then known or reasonably anticipated by Landlord), and any reasonable alternatives, and Tenant shall, within five (5) business days after receipt of Landlord’s notice, notify Landlord of Tenant’s approval or reasonable disapproval thereof with specified reasons for such disapproval. Tenant’s failure to notify Landlord of its approval or reasonable disapproval within such 5-business day period shall be deemed Tenant’s approval of such proposed Landlord Modifications. For purposes of determining whether a Landlord Modification would create an Adverse Condition pursuant to the foregoing, an “Adverse Condition” shall also include any material delays in Substantial Completion of the Tenant Improvements beyond the Target Commencement Date specified in the Lease; provided, however, to the extent a Landlord Modification is necessary to comply with Applicable Laws or is required by any applicable Governmental Authorities in connection with its enforcement of Applicable Laws, such Landlord Modification shall not constitute an Adverse Condition.

Tenant-Requested Modifications to Shell, Core and Site Construction Documents

(a) To the extent provided below in this Section 2.4, Tenant shall have the right to make or request, and Landlord shall approve, any reasonable changes to the Shell, Core and Site Construction Documents desired by Tenant. Tenant may request that Landlord make reasonable changes to the Shell, Core and Site Construction Documents, including without limitation, changes to accommodate ventilation shafts, additional plumbing and waste lines, grease interceptors, inter-floor connections for vertical program and operational integration, and restroom finishes and structural support (such requested modifications shall be referred to collectively herein, as the “Tenant-Requested Modifications”). Landlord agrees to incorporate any such permitted Tenant-Requested Modifications into the Shell, Core and Site Construction Documents so long as the same: (A) do not affect the exterior appearance of the Buildings beyond a de minimus extent (and in any event do not give rise to a requirement for approval by the Cambridge Planning Board or City Council or other zoning relief); (B) would not result in a materially adverse effect on the major Building systems or the operation and maintenance thereof; (C) complies with Applicable Laws; (D) will not result in a Future Tenanting Impact (as hereinafter defined); (E) will not delay Substantial Completion from the then-applicable date for Substantial Completion as shown on the Project Milestone Schedule current at the time such Tenant-Requested Modification is requested by Tenant under this Section 2.4 unless as part of Landlord’s approval of any such Tenant-Requested Modifications, Tenant agrees in writing that the critical path delay in Substantial Completion due to the Tenant-Requested Modification (as reasonably determined by the Construction Manager at the time of approval of the Tenant-Requested Modification) will constitute a Tenant Delay; (F) are reasonably consistent with the aesthetic and architectural intent of the Buildings; and (G) are requested by Tenant in writing on or before any outside date therefor specified on the Project Milestone Schedule. A “Future Tenanting Impact” shall mean, in Landlord’s reasonable opinion, that a Tenant-Requested Modification would be reasonably likely to materially adversely affect the future re-tenanting of either of the Buildings as a either single-tenant or multi-tenant buildings, it being agreed, however, that if Landlord determines pursuant to this Section 2.4 that a Tenant-Requested Modification would result in a Future Tenanting Impact, and Tenant, at Tenant’s sole cost and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

expense, agrees to remove such Tenant-Requested Modification prior to the expiration or earlier termination of this Lease in accordance with Landlord’s reasonable requirements for elimination of such Future Tenanting Impact, which requirements shall be specified by Landlord at the time such Tenant-Requested Modification is requested by Tenant under this Section 2.4, then such Tenant-Requested Modification shall not be deemed to have a Future Tenanting Impact. It is expressly agreed that there shall be no deduction from the rentable square footage of the Premises as a result of any vertical penetrations required by or as a part of a Tenant-Requested Modification.

(b) There is attached hereto as Attachment 9 a “Structural Steel Sequence Schedule for Tenant-Requested Modifications”, which sets forth the dates after which any Tenant-Requested Modifications which impact the structural steel of the Shell and Core of the Buildings will constitute a Change in accordance with the provisions of Section 3.5 below.

Landlord Notification

If Landlord disapproves Tenant’s request to incorporate any Tenant-Requested Modifications due to the failure of any of the applicable conditions set forth in Section 2.4 above, Landlord shall notify Tenant of such disapproval within seven (7) business days after Landlord’s receipt of Tenant’s notice requesting that Landlord implement such items, which notice shall specify in detail the reasons for such disapproval. Landlord’s failure to notify Tenant of its approval or disapproval within such 7-business day period, shall be deemed Landlord’s approval of such proposed Tenant-Requested Modifications.

Approved Tenant Modifications.

Any Tenant-Requested Modification which Landlord is required to incorporate into the Shell, Core and Site Construction Documents shall be referred to herein as a “Approved Tenant Modification”. Landlord shall cause the design and construction of an Approved Tenant Modification to be performed at Tenant’s sole cost and expense, which costs shall be calculated on a “net” basis so as to credit Tenant with any actual savings in time or material or labor related to the particular item which is the subject of the Approved Tenant Modification (it being expressly agreed that Tenant shall not be entitled to the disclosure of the cost of the Non-TI Project Improvements, except as the same may specifically relate to an Approved Tenant Modification as to which a cost is to be paid by Tenant hereunder). Such costs shall include, without limitation, (A) all design, permitting and construction costs (at actual rates for such work paid by Landlord to Landlord’s contractors, architects and consultants performing the other Shell, Core and Site Improvements, without markup or premium charge by Landlord) and (B) all costs actually incurred by Landlord with respect to any delays in the design and construction of the Tenant Improvements to the extent caused by, relating to and/or arising out such Approved Tenant Modifications (it being agreed that any such delays shall constitute Tenant Delays hereunder). Such costs shall constitute a “TI Cost” for the purpose of Article 6 below.

Design of Lobbies.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Notwithstanding any provision of this Work Letter to the contrary, Landlord and Tenant agree that the process for design of the lobbies of the 75 Binney Building and 125 Binney Building shall be undertaken in accordance with the process set forth in this Section 2.7, acknowledging that the successful appearance, presence, and operation of the lobbies is important to both parties. The lobby design process shall be initiated with a “charrette” attended by senior representatives of Landlord and Tenant or their designees within 60 days after the execution of this Lease, the purpose of which is to provide to the Project Architect guidance as to the nature of the design desired by the parties. Following the charrette, the Project Architect shall propose conceptual designs with proposed finishes and furnishings for each lobby, for review and approval by the parties. If necessary, the parties shall meet on additional mutually convenient occasions until the designs have been approved, and may mutually agree to select an interior designer or other design professional to supplement the work of the Project Architect. In the event that Tenant exercises its right to expand into all of the non-retail space in the 75 Binney Building under the provisions of Section 40 of the Lease, Tenant may elect to have the exclusive right to control the design of the lobbies. The conceptual design for the lobbies must be agreed upon by the date therefor in the Project Milestone Schedule. Once approved, the lobbies shall be included in the Non-TI Project Improvements to be performed by Landlord hereunder. Landlord and Tenant hereby agree upon a budget of up to $[***] for the cost of the design and construction of the lobbies, to be paid by Landlord, with any excess cost over such amount to be shared equally by Landlord and Tenant. If the cost of the design and construction of the lobbies is less than $[***], Landlord and Tenant shall share the savings equally. If Tenant elects to have exclusive control of the lobby design as aforesaid, and elects a design having a design and construction cost in excess of $[***], Tenant shall pay for the costs in excess of $[***].

Operation of Elevator Facilities During Construction.

During the construction process, Landlord shall make available to the Construction Manager’s team undertaking the TI Improvements access to the elevator facilities necessary for the proper execution of its activities, understanding that such facilities shall be used for both the Non-TI Project Improvements and the TI Improvements. The parties shall cooperate with each other to coordinate their respective activities in a manner which facilitates Delivery of the Premises by the Target Commencement Date. The direct costs of operation of the elevator facilities shall be reasonably allocated between the Non-TI Project Improvements and the TI Improvements, based upon anticipated usage by the respective teams.

TENANT IMPROVEMENTS

As used in this Work Letter, “Tenant Improvements” shall mean and refer to the improvements to the Premises for Tenant’s use and enjoyment as contemplated in the Conceptual TI Plans, the Schematic TI Plans, the DD TI Plans, the TI Construction Documents, and the Approved TI Construction Documents (all as defined below). The Tenant Improvements shall be performed by the Construction Manager in substantial accordance with the Approved TI Construction Documents, subject to all of the terms and provisions of the Lease and this Work Letter. All material and equipment furnished by Landlord or its contractors as the Tenant Improvements shall be new, and all Tenant Improvements shall be performed in a first-class, workmanlike manner.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Selection of Architects and Consultants for Tenant Improvements

(a) The architect Perkins + Will (the “TI Architect”) shall be responsible for preparing (i) the Conceptual TI Plans, (ii) the Schematic TI Plans, (iii) the DD TI Plans, and (iv) the TI Construction Documents, pursuant to a contract between the TI Architect and Tenant for such preparation. The TI Architect shall also be responsible for construction administration services during construction of the Tenant Improvements. The TI Architect shall be required to complete the DD TI Plans and the TI Construction Documents using the same Building Information Modeling platform as that used by Landlord for the Non-TI Project Improvements. Any other engineering or design consultants and members of the Tenant Improvements design team shall be selected by Tenant and reasonably approved by Landlord. Landlord may disapprove any contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony with respect to construction of the Project Improvements. The subcontractors responsible for the construction of the Tenant Improvements shall be selected based the “lowest qualified bid” process described in Section 3.1(b) below, and Tenant shall be provided with copies of the bid packages for each of the subcontractors performing the Tenant Improvement work. In connection with Landlord’s development of the bid list for potential subcontractors and materials suppliers to be utilized in connection with the construction of the Tenant Improvements, Tenant shall have the right to submit to Landlord for inclusion in the bid list, a list of subcontractors or material suppliers requested by Tenant (each, a “Tenant Subcontractor” and, collectively, the “Tenant Subcontractors”). The parties hereby approve the list of Tenant Subcontractors for the Tenant Improvements attached hereto as Attachment 7. Landlord shall include each such Tenant Subcontractor in the bid list for the Tenant Improvements work, provided that: (i) such Tenant Subcontractor is qualified, reputable and would not in Landlord’s reasonable opinion cause labor disharmony with respect to the construction of the Tenant Improvements; and (ii) in no event shall Landlord be required to include on the bid list for any trade or material supplier more than six (6) parties (including those listed on Attachment 7). In the event that a Tenant Subcontractor’s bid for Tenant Improvements work is higher than the bids received from other qualified subcontractors or material suppliers (each, a “Lower Bid Subcontractor”) for the same scope of Tenant Improvements, Tenant shall have the right to require that Landlord use the Tenant Subcontractor selected by Tenant in lieu of the Lower Bid Subcontractor notwithstanding such higher bid amount, provided that the Tenant Subcontractor’s qualifications, experience, availability, staffing, creditworthiness and reputation is of equal or higher standard or quality than the Lowest Bid Subcontractor. If Tenant so requires that Landlord use the Tenant Subcontractor in lieu of the Lower Bid Subcontractor, then the difference between the price bid by the relevant Tenant Subcontractor and price bid by the Lower Bid Subcontractor shall be included in the Cost Proposal, if prior to the Cost Proposal process under Section 3.4 below, or if in connection with a Change thereafter, shall be reimbursed by Tenant to Landlord within ten (10) business days of receipt by Tenant of a Landlord’s Reimbursement Notice detailing such costs.

(b) Bid Process. Following Tenant’s approval of the 50% TI Construction Documents (as defined below) in accordance with Section 3.3 below, Landlord shall cause the Construction Manager to obtain at least three (3) subcontractor bids for each Major Trade, as hereinafter defined, in connection with the Tenant Improvements. “Major Trades” shall be defined as any trade performing work, the cost of which is estimated to exceed $[***] based

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

upon Landlord’s preliminary price estimates provided pursuant to Section 3.4(a). Landlord’s Construction Manager may bid on portions of the Tenant Improvements that would be performed by a subcontractor, such as rough carpentry. Landlord shall cause the Construction Manager to prepare an analysis of such bids and recommendations for Tenant’s review. Landlord and Tenant shall pre-approve (which approval shall not be unreasonably withheld) each subcontractor for each trade on the bid list for the Tenant Improvements, if not included on the list set forth in Attachment 7. Except to the extent that Tenant has expressly disapproved any particular subcontractor, Tenant’s participation in the bid process shall in no way constitute Tenant’s approval or endorsement of any subcontractor(s) or their qualification or ability to perform the subcontract, including the subcontractors listed in Attachment 7, it being understood that Landlord is ultimately responsible to Tenant for the work performed by the Construction Manager and/or any subcontractor(s). The bid packages shall require bidders to identify all long lead time items and to specify delivery dates therefor. Landlord’s Construction Manager, under the direction of Landlord, will solicit the bids from the subcontractors and administer the bid solicitation process in accordance with the time period provided for in the Project Milestone Schedule. Upon the conclusion of the bid solicitation process, Landlord shall cause the Construction Manager to provide Tenant with a copy of the bids received from the subcontractors, including a reasonably detailed analysis of such bids and recommendations for Tenant’s review, and meet with Tenant to determine which of the subcontractors shall be awarded the subcontract for each Major Trade for the Tenant Improvements. Tenant shall reasonably cooperate with Landlord’s efforts to expedite the bid process. Selection of the subcontractors shall be in accordance with Section 3.1(a) above.

Work Plans

(a) In accordance with the Project Milestone Schedule, Tenant and the TI Architect shall prepare and submit to Landlord for approval conceptual plans covering the Tenant Improvements prepared in conformity with the applicable provisions of this Work Letter (the “Conceptual TI Plans”). The parties intend that the preparation of the Conceptual TI Plans shall be a cooperative effort between Tenant and Landlord, including Landlord’s provision of input to Tenant and the TI Architect in connection with the preparation of the Conceptual TI Plans. Tenant shall furnish the Conceptual TI Plans to Landlord for its review and approval in accordance with the Project Milestone Schedule. Landlord’s approval of such Conceptual TI Plans shall not be unreasonably withheld or conditioned. Landlord shall notify Tenant in writing within five (5) business days after receipt of the Conceptual TI Plans whether Landlord approves or objects to the Conceptual TI Plans and of the manner, if any, in which the Conceptual TI Plans are unacceptable. Landlord’s failure to respond within such five (5) business day period shall be deemed approval by Landlord. If Landlord timely and properly objects to the Conceptual TI Plans, then Tenant and the TI Architect shall revise the Conceptual TI Plans and cause Landlord’s reasonable objections to be remedied in the revised Conceptual TI Plans. Tenant shall then resubmit the revised Conceptual TI Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised Conceptual TI Plans and Tenant’s correction of the same shall be in accordance with this Section 3.2 until Landlord has approved the Conceptual TI Plans in writing or been deemed to have approved them. The iteration of the draft Conceptual TI Plans that is approved or deemed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

approved by Landlord without objection shall be referred to herein as the “Approved TI Conceptual Plans.”

(b) In accordance with the Project Milestone Schedule, Tenant and the TI Architect shall prepare and submit to Landlord for approval schematic plans covering the Tenant Improvements prepared in conformity with Conceptual TI Plans and the applicable provisions of this Work Letter (the “Schematic TI Plans”). The parties intend that the preparation of the Schematic TI Plans shall be a cooperative effort between Tenant and Landlord, including Landlord’s provision of input to Tenant and the TI Architect in connection with the preparation of the Schematic TI Plans. Tenant shall furnish the Schematic TI Plans to Landlord for its review and approval at such time as they are complete. Landlord’s approval of such Schematic TI Plans shall not be unreasonably withheld or conditioned if the documents are substantially consistent with the Conceptual TI Plans. Landlord shall notify Tenant in writing within ten (10) business days after receipt of the Schematic TI Plans whether Landlord approves or objects to the Schematic TI Plans and of the manner, if any, in which the Schematic TI Plans are unacceptable. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If Landlord timely and properly objects to the Schematic TI Plans, then Tenant and the TI Architect shall revise the Schematic TI Plans and cause Landlord’s reasonable objections to be remedied in the revised Schematic TI Plans. Tenant shall then resubmit the revised Schematic TI Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised Schematic TI Plans and Tenant’s correction of the same shall be in accordance with this Section 3.2 until Landlord has approved the Schematic TI Plans in writing or been deemed to have approved them. The iteration of the draft Schematic TI Plans that is approved by Landlord without objection shall be referred to herein as the “Approved TI Schematic Plans.”

(c) Design Development Plans. In accordance with the Project Milestone Schedule, Tenant and the TI Architect shall prepare and submit to Landlord and the Project Architect for approval design development plans covering the Tenant Improvements prepared in conformity with the Approved Schematic TI Plans and the applicable provisions of this Work Letter (the “DD TI Plans”). The parties intend that the preparation of the DD TI Plans shall be a cooperative effort among Landlord, the Project Architect, Tenant, and the TI Architect, including Landlord’s provision of input to Tenant and the TI Architect in connection with the preparation of the DD TI Plans. Tenant shall furnish the DD TI Plans to Landlord for its review and approval in accordance with the Project Milestone Schedule. Landlord’s approval of such DD TI Plans shall not be unreasonably withheld or conditioned if the documents are substantially consistent with the Approved Schematic TI Plans. Landlord shall notify Tenant in writing within ten (10) business days after receipt of the DD TI Plans whether Landlord approves or objects to the DD TI Plans and of the manner, if any, in which the DD TI Plans are unacceptable. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If Landlord timely and properly objects to the DD TI Plans, then Tenant and the TI Architect shall revise the DD TI Plans and cause Landlord’s reasonable objections to be remedied in the revised DD TI Plans. Tenant shall then resubmit the revised DD TI Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised DD TI Plans and Tenant’s correction of the same shall be in accordance with this Section 3.2 until Landlord has approved the DD TI Plans in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

writing or been deemed to have approved them. The DD TI Plans (or building permit plans derived therefrom) are intended to be used for submission to the City of Cambridge for a building permit, and shall include such information as will be required by the City of Cambridge for the issuance of a building permit for the Tenant Improvements. Landlord shall advise Tenant as to the information required by the City of Cambridge for this submission. The iteration of the draft DD TI Plans that is approved or deemed approved by Landlord without objection shall be referred to herein as the “Approved DD TI Plans.”

TI Construction Documents; Landlord Plan Approval; LEED Requirements.

(a) In accordance with the Project Milestone Schedule, the TI Architect shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved DD TI Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as the 50% and 100% construction plans and specifications (respectively, the “50% TI Construction Documents” and the “100% TI Construction Documents”; each, “TI Construction Documents”)) are completed and approved by Tenant, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, as to the 50% TI Construction Documents, if the same are consistent with the Approved DD TI Plans and the requirements of this Work Letter, and, as to the 100% % TI Construction Documents, if the same are consistent with the 50% TI Construction Documents. The respective TI Construction Documents shall be approved or disapproved by Landlord within five (5) business days after delivery to Landlord. Landlord’s failure to respond within such five (5) business day period shall be deemed approval by Landlord. If the respective TI Construction Documents are disapproved by Landlord, then Landlord shall notify Tenant in writing of any reasonable objections to such TI Construction Documents, and the parties shall confer and negotiate in good faith to reach agreement on such TI Construction Documents as soon as possible after any timely and valid objection by Landlord hereunder. Promptly after the 100% TI Construction Documents are approved by Tenant and Landlord, two (2) copies of such 100% TI Construction Documents shall be initialed and dated by Tenant and Landlord, whereupon Landlord and the Construction Manager shall promptly submit such 100% TI Construction Documents to all appropriate Governmental Authorities for approval. The 100% TI Construction Documents so approved for permit, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved TI Construction Documents.”

(b) Any review of the DD TI Plans or TI Construction Documents by Landlord, Landlord’s Authorized Representative, the Project Architect or anyone else acting on Landlord’s behalf, including without limitation construction advisors, design professionals, contractors and subcontractors (collectively, “Landlord’s Agents”), shall be for Landlord’s sole purpose and shall not imply Landlord’s review of the same (or obligate Landlord to review the same) for quality, design, compliance with Applicable Laws or other like matters. Neither Landlord, Landlord’s Authorized Representatives nor any of Landlord’s Agents shall have any liability whatsoever in connection with, and shall not be responsible for any omissions or errors contained in the Conceptual TI Plans, the Schematic TI Plans, the DD TI Plans or the TI Construction Documents (collectively, the “Tenant Plans”) as a result of any inspections or review thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) All plans prepared by Tenant and the TI Architect for the Tenant Improvements shall comply with the LEED standards set forth in Attachment 6 to this Exhibit C.

Cost of TI Work; TI Work Building Permit.

(a) Cost Proposal. Landlord shall advise Tenant of preliminary price estimates (including breakdowns by trade) as promptly as possible but in any event within the following time periods: (i) twenty-one (21) days after Landlord’s receipt of the Schematic TI Plans; (ii) twenty-one (21) days after Landlord’s receipt of the DD TI Plans; (iii) fifty-six (56) days after Landlord’s receipt of the 50% TI Construction Plans; and (iv) twenty-two (22) days after Landlord’s receipt of the 100% TI Construction Plans. The preliminary price estimates shall be based upon Landlord’s internal analyses, except for the 50% TI Construction Plans, which shall be subject to bidding in accordance with Section 3.1(b) above. After Landlord and Tenant meet to evaluate the results of the bid solicitation process with respect to the 50% TI Construction Plans, Landlord shall calculate and furnish to Tenant a “Cost Proposal” which shall constitute the aggregate of (w) the amounts payable under the subcontracts selected (and, where the Construction Manager is performing work that would be performed by a subcontractor, the cost of such work) in the bid process and to be let upon approval of the Cost Proposal, broken down by trade (“Direct Costs”), (x) the amount of any other costs (“Indirect Costs”), as applicable, (y) the amount of the Construction Manager’s fee and general conditions based on the Direct Costs and Indirect Costs, and (z) a payment to Landlord of administrative rent (“Administrative Rent”) equal to [***]% of the Direct and Indirect Costs, not to exceed $ [***] per rentable square foot (i.e., [***]% of $[***] per rentable square foot), for monitoring and inspecting the construction of the Tenant Improvements and Changes. The components of the Cost Proposal shall (subject to Change Orders) be fixed at the rates set forth therein. Tenant hereby approves a Construction Manager’s fee of [***]% based on Direct Costs and Indirect Costs, and categories of general conditions in accordance with the schedule of general conditions attached hereto as Attachment 5 attached hereto, the cost of which shall be subject to Tenant’s review and audit at the commencement of approval of the Cost Proposal and throughout the contract. The Cost Proposal shall be updated and reconciled within thirty (30) days after Landlord’s receipt of the 100% TI Construction Plans.

(b) Tenant Approval of Cost Proposal; Redesign Period. Tenant shall approve or reject the Cost Proposal in writing to Landlord on or before the date that is ten (10) business days after being furnished the same. If Tenant fails to give Landlord notice approving or disapproving of the Cost Proposal within the period required under the preceding sentence, Tenant shall be deemed to have approved the Cost Proposal. If Tenant disapproves the Cost Proposal: (i) no Tenant Improvements will commence until a Cost Proposal has been approved or deemed approved by Tenant, and (ii) within fifteen (15) business days after the expiration of Tenant’s response period under the first sentence of this Section 3.4(b), Tenant shall make such revisions to the plans in question as Tenant desires to make to change the cost of the Tenant Improvements and resubmit the same to Landlord for approval pursuant to the process set forth in Section 3.3 above. In such event, Landlord shall direct Landlord’s Construction Manager to re-price the Tenant Improvements based upon the revised plans and shall submit a revised Cost Proposal to Tenant within ten (10) business days (or twenty-one (21) business days in the case of a major redesign, i.e., a redesign involving costs of $[***] or more) after receipt of revised plans. Tenant shall give Landlord written notice accepting or rejecting the revised Cost Proposal on or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

before the date therefor set forth in the Project Milestone Schedule, and failure to give such notice within such period shall be deemed a rejection thereof. In any event, the cost of any change in or cancellation of any long lead time items after the Long Lead Time Release Date as set forth on the Project Milestone Schedule shall be Tenant’s responsibility.

(c) Delivery of Plans for Permitting. Upon Landlord’s approval of the 50% TI Construction Documents, Landlord shall cause the Construction Manager to submit the same to the appropriate Governmental Authorities for all applicable building permits necessary to allow the Construction Manager to commence and fully complete the construction of the Tenant Improvements in accordance with the Approved TI Construction Documents.

Changes to the Tenant Improvements

Any changes to the Approved TI Construction Documents (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Section 3.5 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter, provided that (after consultation with Tenant in the case of Changes affecting the Tenant Improvements) Landlord may make non-material Changes and substitutions to the extent necessary to resolve conflicts between field conditions and the Approved TI Construction Documents.

Change Request. Either Landlord or Tenant may request Changes after Tenant approves the Approved TI Construction Documents by notifying the other party thereof in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the estimated net incremental cost of the Change and (c) any modification of the Approved TI Construction Documents and the Project Milestone Schedule, as applicable, necessitated by the Change. The requesting party shall be solely responsible for the cost and expense of any revisions to the Approved TI Construction Documents and any increases in the cost of the Tenant Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative. In no event shall Landlord be required to approve any Change Request from Tenant that: (i) is inconsistent with the Approved TI Construction Documents; or (ii) could, in Landlord’s reasonable opinion, result in a Future Tenanting Impact, unless Tenant agrees to remove and restore prior to expiration of Lease Term, at Tenant’s sole cost and expense, the portion of the Tenant Improvements constructed as part of such Change which causes the Future Tenanting Impact, pursuant to Landlord’s requirements for elimination of such Future Tenanting Impact as the same are specified by Landlord at the time such Change Request is made under this Section 3.5.1, provided further, that no deduction from the rentable square footage of the Premises for purposes of determination of Base Rent payable under the Lease, which would otherwise apply under the Lease, shall be made as a result of any vertical penetrations required by or as a part of such Change. In the event that Change Request(s) requested by Tenant will cause a delay to Substantial Completion from the then-applicable date for Substantial Completion as shown on the Project Milestone Schedule current at the time such Change Request is made by Tenant under this Section 3.5.1 (as reasonably determined by the Construction Manager at the time of approval of the Tenant-Requested Modification),

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such Change Request if approved pursuant to Section 3.5.2 below shall specify the number of days of such delay and that the same shall constitute a Tenant Delay.

Approval of Changes

All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party. Any costs related to a Change for which Tenant is responsible under this Section 3.5 shall be reimbursed by Tenant to Landlord within ten (10) days of receipt by Tenant of a Landlord’s Reimbursement Notice therefor.

Substantial Completion

For purposes of this Work Letter, the term “Substantially Completed” or “Substantial Completion” shall occur upon (i) the substantial completion of construction of the Shell, Core, and Site Improvements and the Tenant Improvements such that Tenant shall be able to reasonably occupy and conduct its business in the Premises, including the ability to install furniture systems, security systems, connectivity, equipment, or other similar items needed for Tenant to commence business operations in the Premises, with the exception of any Punch List Items, which Punch List Items shall be diligently completed by Landlord not later than thirty (30) days thereafter, provided that Punch List Items (as defined below) which arise due to a delayed delivery of such item or material portion thereof shall be completed not later than ninety (90) days after Substantial Completion (except for exterior items affected by seasonal conditions, which shall be completed as soon as practicable); (ii) all of the Building systems for the Premises are fully operational in accordance with the Approved TI Construction Documents; (iii) a temporary (sufficient for Tenant’s legal use and occupancy) or permanent certificate of occupancy for Premises has been issued by the applicable Governmental Authority (unless such temporary or permanent certificate is not available due to requirements of the Tenant’s installations in the Premises which preclude its issuance, in which case a temporary or permanent certificate of occupancy shall not be a condition precedent to Substantial Completion, but Landlord shall obtain such a certificate when such requirements have been satisfied); (iv) Landlord is able to provide parking for Tenant sufficient to satisfy the parking requirements under the Lease for the Premises in the Building Parking Garage; (v) Landlord is able to provide Tenant reasonable and continuous ingress and egress to and from the parking areas and the Premises, (vi) continuous and uninterrupted power is available to the Premises; (vii) main interior fire protection, main electrical and main mechanical core improvements have been completed; (viii) the Premises is in “watertight” condition; (ix) the elevators in the Buildings have been installed and are available for unrestricted use by Tenant; (x) the Project Architect has executed a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704 or substantially similar certification with respect to the Non-TI Project Improvements; and (xi) the TI Architect has executed a Certificate of Substantial Completion in the form of AIA document G704 or substantially similar certification with respect to the Tenant Improvements (Tenant hereby agreeing to cause the TI Architect to issue timely

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such certificate upon Substantial Completion of the Tenant Improvements). A temporary certificate of occupancy, as indicated in item (iii) above shall be acceptable for purposes of Substantial Completion, provided that Landlord shall promptly satisfy any conditions imposed in order to obtain a permanent certificate of occupancy. The term “Punch List Items” shall mean minor items of completion, correction or repair with respect to the Project Improvements, which by their nature will not interfere with, or impair in any material respect, Tenant’s use or occupancy for the purposes contemplated under the Lease, which would not delay installation of furniture systems, security systems, connectivity, or similar items needed for Tenant to commence business operations in the respective portion of the Premises, and which can reasonably be expected to be completed within thirty (30) days other than delayed delivery items which can reasonably be expected to be delivered and installed within ninety (90) days. Landlord and Tenant shall conduct a final walk-through of the respective portion of the Premises not earlier than ten (10) days earlier than the expected dates of Substantial Completion as specified by written notice from Landlord to Tenant. Landlord shall use commercially reasonable efforts to notify Tenant in writing at least sixty (60) days prior to the dates Landlord anticipates that the Tenant Improvements in each portion of the Premises will be Substantially Completed.

EXCUSED DELAYS

Construction Force Majeure. As used herein and in the Lease, “Construction Force Majeure” shall have the same meaning as “Force Majeure” set forth in Section 34 of the Lease.

Tenant Delay.

As used herein and in the Lease and subject to Sections 4.2.2 and 4.2.3 hereof, “Tenant Delay” shall mean any actual delay in Landlord’s achievement of Substantial Completion of the Project Improvements as a result of any one or more of the following: (i) Tenant’s failure to respond within time limits specified in this Work Letter as to matters requiring Tenant’s approval unless such failure to respond is deemed approval or disapproval of such matter pursuant to the terms of this Work Letter; (ii) any delay in issuance of the building permit for the Tenant Improvements by the City of Cambridge not occasioned by Landlord’s failure to perform its obligations hereunder; (iii) any Changes to the Approved TI Construction Documents requested by Tenant and approved by Landlord to the extent not arising due to Landlord Impacts; (iv) any delays due to Tenant-Requested Modifications to the extent not arising due to Landlord Impacts, (v) any delays caused by Tenant or Tenant’s Agents (as defined in Section 5.3.2 below); (vi) Tenant’s failure to timely comply with its obligations under this Work Letter and/or the Lease to the extent such failure is not caused by any Construction Force Majeure delays encountered by Tenant with respect thereto; and/or (vi) any delay resulting from the use of a Tenant Subcontractor, which delay would not have occurred but for the use by Landlord of such Tenant Subcontractor in lieu of the Lower Bid Subcontractor which Landlord would have selected.

Landlord shall use commercially reasonable efforts to mitigate the effects of any claimed Tenant Delay, and shall provide reasonable information and alternatives to Tenant to assist in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such mitigation efforts; provided, however, Landlord shall not be required to incur any material cost or incur any material liability in seeking to mitigate any Tenant Delay.

No Tenant Delay shall be deemed to have occurred hereunder unless Landlord shall have delivered notice to Tenant of such Tenant Delay after Landlord has actual knowledge of the circumstances giving rise to such Tenant Delay, which notice shall reasonably set forth the circumstances giving rise to such Tenant Delay. The period of Tenant Delay shall not commence until the date two (2) business days after the date on which such notice shall have been delivered to Tenant. Landlord shall give Tenant notice of the occurrence of (or of the existence of any conditions which would cause) a Tenant Delay with reasonable promptness after Landlord has received actual knowledge thereof in order to provide to Tenant an opportunity to end, to avoid or to minimize the consequences of any such Tenant Delay.

Notwithstanding anything to the contrary contained herein, no delay shall constitute a Tenant Delay to the extent such delay: (i) occurs by reason of a Landlord Impact (as defined below); (ii) does not result in actual “net” delay in completion of the Project; (iii) has been compensated for by Tenant by payment of overtime or other charges to make up the delay, or otherwise; or (iv) is caused by Construction Force Majeure. The term “Landlord Impact” shall mean any of the following occurrences: (a) errors or deficiencies in the Shell, Core and Site Construction Documents, including failure of the same to comply with the Baseline Plans or Applicable Laws or due to the negligence or misconduct of Landlord or Landlord’s Agents (as defined in Section 3.3(b) above), which require Tenant to revise any Tenant Plan; (b) Landlord objecting to any Tenant Plan in a manner not permitted by this Work Letter; (c) Landlord’s failure to provide a response required of Landlord within the time periods set forth in this Work Letter unless such failure to respond is deemed approval or disapproval of such matter pursuant to the terms of this Work Letter, and (d) any changes to the any approved Construction Documents made or requested by Landlord to the extent not arising due to a Tenant Change, or (e) Landlord’s failure to comply with its obligations in accordance with this Work Letter.

CERTAIN REQUIREMENTS APPLICABLE TO CONSTRUCTION OF THE PREMISES

Landlord shall comply with the following requirements in connection with its construction of the Premises:

Condition of Construction

Landlord hereby agrees to complete the construction of the Project Improvements in accordance with the Shell, Core and Site Construction Documents and Approved TI Construction Documents and in compliance with Applicable Laws in effect as of the date of such completion, free of material defects and otherwise in good condition and working order.

Construction Warranties and Insurance

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Landlord shall incorporate only new materials and equipment into the construction of the Tenant Improvements and other Project Improvements. Landlord warrants and guarantees (i) the Project Improvements will be completed in substantial accordance with the approved Shell, Core and Site Construction Documents and Approved TI Construction Documents (as the same may be modified by Changes approved hereunder) and free of defective workmanship and materials and (ii) the Non-TI Project Improvements (other than any Tenant-Requested Modifications) shall be free of design defects (“Landlord’s Warranty”). The Landlord’s Warranty shall survive and remain in effect for a period of one (1) year after the date of Substantial Completion of the Premises (the “Warranty Period”). Landlord shall, at its sole cost and expense, promptly correct or cause to be corrected (i) any defect in the Project Improvements, including, without limitation, ay defects arising from Landlord’s failure to complete the Project Improvements in substantial accordance with the approved Shell, Core and Site Construction Documents and Approved TI Construction Documents (as the same may be modified by Changes approved hereunder), or (ii) any material deviation from the approved Construction Documents (each, a “Project Defect” and, collectively, the “Project Defects”), provided that Tenant notifies Landlord of any Project Defect within the Warranty Period. Landlord’s Warranty shall be in addition to the warranties provided by contractors and suppliers as set forth in Attachment 8, but Landlord’s Warranty shall be the sole and exclusive warranty provided by Landlord with respect to the Project Improvements (subject to the provisions set forth in the Lease, including Section 5 and Section 13 thereof). Nothing in this Section 5.2 shall be construed as limiting or restricting in any way Landlord’s right to seek reimbursement from (x) professionals and contractors who are parties to the relevant contracts and/or (y) insurance companies for costs incurred by Landlord to correct any Project Defects. Upon the expiration of the Warranty Period, Landlord shall assign to Tenant all surviving and assignable guaranties and warranties of workmanship or materials given by any contractor, subcontractors, architects, engineers or materialmen that guarantee or warrant against defective design, workmanship or materials for a period of time in excess of the Warranty Period in connection with the construction of the Project Improvements and shall thereafter cooperate with Tenant, at no cost to Landlord, in the enforcement of any such guaranties and warranties, but Landlord shall not otherwise be responsible for any Project Defects after the Warranty Period. Landlord shall obtain and maintain builder’s risk/course of construction insurance coverage for the Project in commercially reasonable amounts and with customary coverages commensurate with the size and scope of the construction project contemplated by this Work Letter issued by financially viable and licensed insurers, and shall provide a certificate evidencing the same to Tenant upon request therefor.

Tenant Entry upon Premises Prior to Commencement Date.

Tenant Work. The Project Milestone Schedule shall include a thirty (30) day period (“Tenant’s Installation Period”) immediately preceding the date scheduled thereon for Substantial Completion of the Tenant Improvements in each portion of the Premises for the purpose of Tenant’s installation of its personal property, telecommunication systems and interior furnishings (i.e. installation of furniture, furnishings, telephone and moveable equipment and determining specifications, coordination and supply thereof) and to install its own security system for the Premises and connections to the Building monitoring systems and to establish data connectivity all in accordance with Applicable Laws (collectively, “Tenant’s Work”). At least ninety (90) days prior to the scheduled Substantial

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Completion Date, Landlord shall provide a proposed, commercially reasonable move-in phasing plan for the Tenant’s Installation Period (with each phase scheduled to provide Tenant with an appropriate amount of time to complete Tenant’s Work for such phase during the period scheduled for such phase), and Landlord and Tenant shall cooperate in good faith to reach agreement on the move-in phasing plan within thirty (30) days after Landlord’s delivery of such draft plan to Tenant. Landlord shall make available to Tenant portions of the Premises for Tenant’s Work on a phased basis during Tenant’s Installation Period in a condition sufficient for performance of Tenant’s Work in accordance with the approved move-in phasing plan (the “Move-In Plan”). In the event Landlord does not timely provide the portions of the Premises to Tenant in accordance with the Move-In Plan, Landlord shall pay the cost of any overtime or increased third party vendor costs incurred by Tenant in achieving such timely completion of Tenant’s Work due to such Landlord delivery delays, such payment to be made within thirty (30) days of Landlord’s receipt from Tenant of invoices for such costs (“Tenant Increased Move-In Costs”). Notwithstanding the foregoing, completion of Tenant’s Work by the last day of Tenant’s Installation Period is not a condition of Landlord achieving Substantial Completion of the Tenant Improvements and the Term Commencement Date, unless such failure to complete is a Landlord Impact. Landlord shall cooperate with Tenant to coordinate the Tenant’s Work with Landlord’s Work under this Work Letter so as to accommodate the Tenant’s Work in accordance with this Section 5.3.1 to the extent feasible without Landlord incurring any material increased costs (other than as provided hereinabove) or delays in the Substantial Completion Date. Tenant shall coordinate Tenant’s Work with the Project Architect so as to minimize interference with Landlord achieving Substantial Completion.

Tenant Review of Project Construction. Throughout the construction of the Project Improvements, Tenant shall have the right, at its sole cost and expense, on not less than two (2) business days’ advance notice to Landlord, and, if specified by Landlord at Landlord’s option, accompanied by a representative of Landlord, to inspect the construction of the Project Improvements; provided that no such inspections shall interfere with or otherwise delay Landlord’s construction of the Project Improvements. Any review of the Shell, Core and Site Construction Documents by Tenant, Tenant’s Authorized Representative or anyone acting on Tenant’s behalf, including without limitation construction advisors or design professionals (collectively, “Tenant’s Agents”), and/or any inspections of the Project Improvement construction by Tenant, Tenant’s Authorized Representative, or Tenant’s Agents, shall be for Tenant’s sole purpose and shall not imply Tenant’s review of the same (or obligate Tenant to review the same) for quality, design, compliance with Applicable Laws or other like matters. Neither Tenant, Tenant’s Authorized Representatives nor any of Tenant’s Agents shall have any liability whatsoever in connection with, and shall not be responsible for any omissions or errors contained in the Shell, Core and Site Construction Documents as a result of any inspections or review thereof.

Entry Requirements. In connection with Tenant’s entry onto the Premises pursuant to Sections 5.3.1 or 5.3.2 above and as a condition thereto, Tenant shall secure and maintain, and cause each of its contractors entering upon the Premises in connection with the Tenant’s

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Work to maintain, at Tenant’s sole cost, a commercial general liability and property damage insurance policy covering Tenant’s and Tenant Agent’s activities on the Premises, which shall conform with the provisions of Section 17 of the Lease. Tenant and its contractors shall maintain workers’ compensation insurance as required by law. The insurance policies to be provided by Tenant hereunder shall name Landlord and Alexandria Real Estate Equities, Inc. as additional insureds and shall conform with the requirements of Section 22.4 of the Lease and Tenant shall be required to notify Landlord not later than thirty (30) days’ prior to any termination of such policies if such termination will become effective prior to the Term Commencement Date. All insurance policies of Tenant and its contractors shall be on a per project basis. Tenant shall deliver to Landlord certificates of such insurance as a condition precedent to Tenant’s entry onto the Premises pursuant to Sections 5.3.1 or 5.3.2 above. Landlord shall cause the General Contactor to reasonably cooperate with Tenant in the exercise of its entry rights under Sections 5.3.1 and 5.3.2 above. Tenant and any of Tenant’s Agents entering upon the Premises hereunder shall comply with all established jobsite and safety rules and practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant. If Landlord determines in good faith that the entry or activities of Tenant upon the Project or the Premises hereunder is materially interfering with or delaying the completion of the Project Improvements or any inspections or issuance of final approvals by applicable governmental authorities, Landlord may upon written notice to Tenant suspend such entry and activities but subject to the provisions of Section 5.3.1 with respect to Tenant’s right to complete Tenant’s Work within Tenant’s Installation Period.

Tenant Improvement Construction. Tenant’s Authorized Representative shall participate in all project meetings with respect to construction of the Tenant Improvements, and in such meetings shall be entitled to reasonably direct the construction manager with respect to the Tenant Improvement Work provided that:

1 (a) such direction shall be subject to Landlord’s approval, not to be unreasonably withheld or delayed;

2 (b) such direction may not be inconsistent with the Shell, Core and Site Construction Documents or Landlord’s schedule for completion of the Non-TI Project Improvements (i.e. the Shell and Core work and the Site Improvements), as reasonably determined by Landlord; and

3 (b) Landlord shall have the right to require a Change Request, or an acknowledgement of Tenant Delay, in the event that any such direction constitutes a Change, or a Tenant Delay.

COSTS

Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”), based upon the Approved TI Construction Documents, in accordance with the provisions of Section 3.4 above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Base TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “Base TI Allowance”) of $[***] per rentable square foot of the Premises, or approximately $[***] in the aggregate, to be used for the Premises initially demised hereunder (and not for the Expansion Space or the ROFR Space). No Base TI Allowance for the initial Premises, the Expansion Space, or the ROFR Space may be used for any premises other than the respective space to which such funds pertain, except that Tenant may apply savings of the Base TI Allowance for the initial Premises, the Expansion Space and/or the ROFR Space to any of the initial Premises, the Expansion Space and/or the ROFR Space, up to a maximum expenditure in any such space of an average of $[***] per rentable square foot of Base TI Allowance.

Additional TI Allowance. If elected by Tenant, Landlord shall provide to Tenant an additional tenant improvement allowance (the “Additional TI Allowance’) of $[***] per rentable square foot of the Premises, or approximately $[***] in the aggregate, to be used for the Premises initially demised hereunder (and not for the Expansion Space or the ROFR Space). By no later than the Commencement Date, Tenant shall notify Landlord how much of the Additional TI Allowance Tenant has elected to receive from Landlord. Tenant may use the Additional TI Allowance for any Changes in the Tenant Improvements in the Premises initially demised hereunder (but not for the Expansion Space or the ROFR Space). Tenant may elect, by notice to Landlord delivered on or before the Commencement Date, to retain the availability of any unused Base TI Allowance for advances in respect of Alterations to the initial Premises, the Expansion Space or the ROFR Space (up to a maximum expenditure in any such space of an average of $[***] per rentable square foot of Base TI Allowance), to be requisitioned by notice given by no later than the third anniversary of the Commencement Date for the initial Premises. The sum of the Base TI Allowance and the Additional TI Allowance elected by Tenant, if any, shall be the “TI Allowance”. The TI Allowance shall be disbursed in accordance with this Work Letter. Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for payment of includable costs as defined below.

Costs Includable in TI Allowance. The TI Allowance shall be used solely for TI Costs. The term “TI Costs” shall mean: (a) the aggregate cost of designing, engineering, permitting, consulting, and constructing the Tenant Improvements in the Premises initially demised hereunder (and not in the Expansion Space or the ROFR Space) to the extent actually incurred, including, without limitation: (i) the cost of electrical power and other utilities used in connection with and fairly allocated to the construction of the Tenant Improvements, (ii) the cost of preparing any Tenant Plans (including the costs of specialty design and engineering consultants), (iii) all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s reasonable out-of-pocket expenses, costs resulting from Tenant Delays, (iv) the cost of Changes pursuant to Section 3.4, and (v) approved moving expenses; and (b) the cost of any Approved Tenant Modifications to the Shell, Core and Site Construction Documents.

Allocation of TI Costs. Landlord shall have no obligation to bear any portion of TI Costs except to the extent of the TI Allowance. As used in this Work Letter, “Landlord’s Portion”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall equal the TI Allowance. For purposes of this Work Letter, “Landlord’s Proportionate Share” shall mean a fraction, the numerator of which shall be the Landlord’s Portion and the denominator of which shall be the anticipated TI Costs (as reasonably determined by Landlord). If at any time TI Costs under the Budget exceed the TI Allowance, the difference shall be referred to herein as “Tenant’s Portion.” For purposes of this Work Letter, “Tenant’s Proportionate Share” shall mean a fraction, the numerator of which is Tenant’s Portion and the denominator of which is the anticipated TI Costs (as reasonably determined by Landlord). Landlord may equitably adjust Landlord’s Proportionate Share and Tenant’s Proportionate Share from time to time based on changes in the anticipated TI Costs. After the end of each calendar month beginning with the month in which this Lease is executed, (i) Landlord shall determine the TI Costs incurred for the prior calendar month (and if applicable, for the period prior to Lease execution) (collectively, the “Total Monthly Costs”), (ii) from and after January 1, 2014, Tenant shall reimburse Landlord within the time period set forth in Section 6.5 below for Tenant’s Proportionate Share of Total Monthly Costs (it being agreed that Tenant shall pay for Tenant’s Proportionate Share of all TI Costs accrued prior to January 1, 2014 pursuant to requisition therefor after January 1, 2014), and (iii) Landlord shall pay Landlord’s Proportionate Share of Total Monthly Costs. Notwithstanding anything to the contrary set forth in this Section 6.4, Tenant shall be fully and solely liable for TI Costs and the costs of Changes in excess of the TI Allowance. Notwithstanding the foregoing, there shall be excluded from the foregoing computation Tenant’s design costs through the preparation of the Approved TI Construction Documents, which shall be advanced by Landlord to Tenant as a deduction from the TI Allowance as incurred, it being agreed that Landlord’s Portion, Tenant’s Portion, Total Monthly Costs, and Landlord’s and Tenant’s Proportionate Shares of Total Monthly Costs shall be calculated exclusive of Tenant’s design costs through the preparation of the Approved TI Construction Documents.

Funding Requisition; Reconciliation; Timely Payment. Landlord shall submit to Tenant monthly during the performance of the Tenant Improvements a report (each, a “Reimbursement Notice”) setting forth in reasonable detail: (i) a computation of the TI Costs incurred during the prior calendar month, including without limitation costs relating to all requested Changes and clear allocation of all costs; (ii) the then-current cumulative TI Costs; and (iii) Landlord’s calculation of the parties’ respective responsibilities for payment of such costs for such month (i.e., the estimated amounts of Tenant’s Portion and/or Landlord’s Portion due for such month). Reimbursement Notices may be sent at the beginning of a calendar month for the prior calendar month and shall be submitted no later than the end of each calendar month for the prior calendar month. Upon final completion of the Tenant Improvements (including all Punch List Items), Landlord shall prepare a final Reimbursement Notice consisting of a reconciliation of the TI Costs. Tenant shall pay to Landlord the amount of Tenant’s Proportionate Share of Total Monthly

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Costs as set forth in each Reimbursement Notice within ten (10) days of receipt of each Reimbursement Notice (or such lesser period as may be required to enable Landlord to comply with the Massachusetts “Prompt Pay” legislation). Such payment by Tenant shall be a condition precedent to Landlord’s obligation to complete the Tenant Improvements. If Tenant fails to pay Tenant’s Proportionate Share of Total Monthly Costs as set forth in any Reimbursement Notice within such period, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate after the expiration of five (5) business days after notice from Landlord of the date when due and the right to assess a late charge). For purposes of this Lease, such amounts shall constitute Rent under the Lease.

Test Fit Allowance.

Landlord shall provide to Tenant a test fit allowance (“Test Fit Allowance”) in the amount of $.[***] per rentable square foot of the Premises for third party design costs incurred by Tenant for the initial preparation of test fit drawings and revisions thereto for the Tenant Improvements. Landlord shall reimburse Tenant for such costs within thirty (30) days of reasonably detailed invoices therefor. The Test Fit Allowance is in addition to the TI Allowance and the Additional TI Allowance.

MISCELLANEOUS

Number; Headings

Where applicable in this Work Letter, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Work Letter are not a part of this Work Letter and shall have no effect upon the construction or interpretation of any part hereof.

Attorneys’ Fees

If either party commences an action against the other party arising out of or in connection with this Work Letter, then the prevailing party shall be entitled to have and recover from the other party reasonable attorneys’ fees, charges and disbursements and costs of suit.

Time of Essence

Time is of the essence with respect to the performance of every provision of this Work Letter in which time of performance is a factor.

Withholding of Consent

Whenever consent or approval of either party is required, that party shall not unreasonably withhold condition or delay such consent or approval, except as may be expressly set forth to the contrary.

Invalidity

Any provision of this Work Letter that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Work

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Letter shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist.

Interpretation

The language in all parts of this Work Letter shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

Successors

Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors, assigns, sublessees. Nothing in this Section 7.7 shall in any way alter the provisions of the Lease regarding assignment or subletting.

Governing Law

This Work Letter shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of law principles.

Power and Authority

Each of Tenant and Landlord guarantees, warrants and represents to the other that the individual or individuals signing this Work Letter have the power, authority and legal capacity to sign this Work Letter on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf said individual or individuals have signed.

Counterparts

This Work Letter may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

Amendments; Waiver

No provision of this Work Letter may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant. The waiver by either party of any breach by the other party of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

Dispute Process

Any dispute between Landlord and Tenant with respect to any matter arising under this Work Letter shall be submitted first to the Landlord Representative and Tenant Representative

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

named below for resolution. The initial Representatives of the parties shall be as follows, unless a party gives written notice to the other party that it is replacing its Representative:

Landlord Representative:	Tom Andrews

Tenant Representative:	Edward Fitzgerald

The Landlord and Tenant Representatives shall meet one or more times to attempt to resolve such dispute within the 5-business day period following the date that the dispute is submitted to them. If, after such meeting(s), the parties have been unable to resolve the dispute, either party may thereafter seek any available legal remedy, at law or in equity.

Waiver of Jury Trial

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

To the extent permitted by Applicable Laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Work Letter.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

LANDLORD:

ARE-MA REGION NO. 48, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

	By:	ARE-QRS Corp.,
a Maryland corporation, its general partner

By:
Name:
Title:

TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:
Edward M. Fitzgerald, CFO
Hereunto Duly Authorized

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LIST OF ATTACHMENTS

1.	Attachment 1 – Project Milestone Schedule

2.	Attachment 2 – Total Project Schedule

3.	Attachment 3 – DD Shell, Core and Site Plans and Base Building Specifications

4.	Attachment 4 – Omitted; to be supplied by the milestone date therefor in the Project Milestone Schedule

5.	Attachment 5 – General Conditions Schedule

6.	Attachment 6 – LEED Requirements

7.	Attachment 7 – List of Approved Subcontractors

8.	Attachment 8 – List of Warranties

9.	Attachment 9 – Structural Steel Sequence Schedule for Tenant Modifications

10.	Attachment 10 – Landlord/Tenant Responsibility Matrix

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 1 TO EXHIBIT C

PROJECT MILESTONE SCHEDULE

See attached

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 2 TO EXHIBIT C

TOTAL PROJECT SCHEDULE

See attached

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 3 TO EXHIBIT C

DD SHELL, CORE AND SITE PLANS

AND

BASE BUILDING SPECIFICATIONS

See attached

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 4 TO EXHIBIT C

OMITTED

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 5 TO EXHIBIT C

GENERAL CONDITIONS SCHEDULE

See attached

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 6 TO EXHIBIT C

LEED REQUIREMENTS

EAc4: Enhanced Refrigerant Management

The base building heating, ventilating, air conditioning and refrigeration systems have been selected to reduce ozone depletion and support early compliance with the Montreal Protocol while minimizing direct contributions to climate change. All tenant provided HVAC&R equipment must also comply with the following formula, which sets a maximum threshold for the combined contributions to ozone depletion and global warming potential:

IEQc5: Indoor Chemical and Pollutant Source Control

The base building has been designed to minimize building occupant exposure to potentially hazardous particulates and chemical pollutants. All tenant work affecting the entry of pollutants into the building and potential cross contamination of regularly occupied areas must be mitigated through the following strategies, as applicable to the tenant improvements:

1. Employ permanent entryway systems at least 10 feet long (3 meters) in the primary direction of travel to capture dirt and particulates entering the building at regularly used exterior entrances. Acceptable entryway systems include permanently installed grates, grills and slotted systems that allow for cleaning underneath. Roll-out mats are acceptable only when maintained on a weekly basis by a contracted service organization. Projects that do not have entryway systems cannot achieve this credit.

2. Sufficiently exhaust each space where hazardous gases or chemicals may be present or used (e.g. garages, housekeeping and laundry areas and copying and printing rooms) to create negative pressure with respect to adjacent spaces when the doors to the room are closed. For each of these spaces, provide self-closing doors and deck-to-deck partitions or a hard-lid ceiling. The exhaust rate must be at least 0.50 cubic feet per minute (cfm) per square foot (0.15 cubic meters per minute per square meter), with no air recirculation. The pressure differential with the surrounding spaces must be at least 5 Pascals (Pa) (0.02 inches of water gauge) on average and 1 Pa (0.004 inches of water) at a minimum when the doors to the rooms are closed.

3. In mechanically ventilated buildings, each ventilation system that supplies outdoor air shall comply with the following:

A.	Particle filters or air cleaning devices shall be provided to clean the outdoor air at any location prior to its introduction to occupied spaces.

B.	These filters or devices shall meet one of the following criteria:

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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•	Filtration media is rated a minimum efficiency reporting value (MERV) of 13 or higher in accordance with ASHRAE Standard 52.2.

•	Filtration media is Class F7 or higher, as defined by CEN Standard EN 779: 2002, Particulate air filters for general ventilation, Determination of the filtration performance.

•	Filtration media has a minimum dust spot efficiency of 80% or higher and greater than 98% arrestance on a particle size of 3–10 µg.

C.	Clean air filtration media shall be installed in all air systems after completion of construction and prior to occupancy.

Innovation Credit: Low-Mercury Lighting

The developer is pursuing a LEED Innovation Credit for the use of low-mercury lighting. All tenant provided interior and exterior site lighting must be designed and specified such that it does not exceed average mercury content of 80 picograms per lumen hour.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 7 TO EXHIBIT C

LIST OF APPROVED SUBCONTRACTORS

See records of Landlord and Tenant

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 8 TO EXHIBIT C

LIST OF WARRANTIES

See records of Landlord and Tenant

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 9 TO EXHIBIT C

STRUCTURAL STEEL SEQUENCE SCHEDULE

FOR TENANT-REQUESTED MODIFICATIONS

See records of Landlord and Tenant

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 10 TO EXHIBIT C

LANDLORD/TENANT RESPONSIBILITY MATRIX

See attached

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this              day of                     , 2014, between ARE-MA REGION NO. 48, LLC, a Delaware limited liability company (“Landlord”), and ARIAD PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of January         , 2013 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is                     , and the termination date of the Base Term of the Lease shall be midnight on                         ,                     . In case of a conflict between this Acknowledgment of Commencement Date and Lease, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Its:

LANDLORD:

ARE-MA REGION NO. 48, LLC, a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation,
general partner

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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By:
Name:
Its:

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, or as may otherwise be permitted by Landlord, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense. The foregoing shall not preclude Tenant from making Alterations permitted pursuant to the terms of the Lease.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

9. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

11. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

12. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

13. No auction, public or private, will be permitted on the Premises or the Project.

14. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

15. The Premises shall not be used for lodging, sleeping or cooking (except in appropriate authorized areas) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

16. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

17. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

18. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s Permitted Use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT F TO LEASE

OMITTED

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT G

ADJUSTMENT CALCULATIONS

FOR

UNUSED TI ALLOWANCE FOR

EXPANSION SPACE AND ROFR SPACE

The parties acknowledge that Base Rent, the $[***] per rentable square foot Base TI Allowance and the $[***] per rentable square foot Additional TI Allowance are calculated with the assumption that the Expansion Space and the ROFR Space will be dedicated to laboratory and office uses. If Tenant does not use the entirety of the $[***] per rentable square foot Base TI Allowance for the improvement of the Expansion Space, in the case of the Expansion Space, or for the improvement of the ROFR Space, in the case of the ROFR Space, Tenant may elect, by notice (“TI Election Notice”) to Landlord delivered on or before the Commencement Date for such space, to either: (a) retain the availability of any unused Base TI Allowance for advances in respect of Alterations to the Expansion Space, as to unused Base TI Allowance for the Expansion Space, or for advances in respect of Alterations to the ROFR Space, in the case of unused Base TI Allowance for the ROFR Space, to be requisitioned by notice given by no later than the third anniversary of the Commencement Date for the Expansion Space or the ROFR Space, as the case may be, or (b) reduce Base Rent (“Adjusted Base Rent”) per rentable square foot for the Expansion Space or the ROFR Space, as the case may be, based upon the following formula:

Base Rent per rentable square foot (as set forth in the Basic Lease Provisions), (a) minus the difference between the Base TI Allowance of $[***] per rentable square foot and the disbursed portion of that TI Allowance per rentable square foot, (b) multiplied by [***].

For example, if Tenant used $[***] of the Base TI Allowance for Tenant’s initial improvements in the Expansion Space, and Base Rent in Lease Year 1 is $[***] per rentable square foot, Adjusted Base Rent per rentable square foot of the Expansion Space shall equal:

$[***] – [$[***] minus $[***] X [***] = $[***]] = $[***].

There shall be no reduction in Base Rent with respect to any unused Additional TI Allowance, nor shall the Additional TI Allowance be available as to the Expansion Space, after the Commencement Date for the Expansion Space, or, as to the ROFO Space, after the Commencement Date for the ROFR Space. No Base TI Allowance or Additional TI Allowance for the initial Premises, the Expansion Space, or the ROFR Space may be used for any premises other than the space to which such funds pertain, except that Tenant may apply savings of Base TI Allowance for the initial Premises, the Expansion Space and/or the ROFR Space to any of the initial Premises, the Expansion Space and/or the ROFR Space, up to a maximum expenditure in any such space of an average of $[***] per rentable square foot of Base TI Allowance. If Tenant fails to deliver the TI Election Notice on or before the Commencement Date for the Expansion Space or the ROFR Space, as the case may be, Landlord shall have no further obligation to advance any unused Base TI Allowance for such space.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT H

FORM OF ESTOPPEL CERTIFICATE

THIS TENANT ESTOPPEL CERTIFICATE (“Certificate”), dated as of                             , 201    , is executed by ARIAD PHARMACEUTICALS, INC. (“Tenant”) in favor of ARE-MA REGION NO. 48, LLC, a Delaware limited liability company, together with its nominees, designees and assigns (collectively, “Landlord”).

RECITALS

A. Tenant and Landlord have entered into that certain Lease Agreement dated as of January     , 2013 (together with all amendments, modifications, and supplements, thereof, the “Lease”), for a portion of the Project.

B. Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

C. Landlord has requested that Tenant execute this Certificate with an understanding that Landlord and parties designated by Landlord will rely on the representations and agreements below.

NOW, THEREFORE, Tenant certifies, warrants, and represents to Landlord as follows:

1. Lease. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Lease, including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof:                     . (If none, please state “None.”)

2. Premises. Pursuant to the Lease, Tenant leases those certain premises (the “Premises”) consisting of approximately                      rentable square feet within the Project, as more particularly described in the Lease. In addition, pursuant to the terms of the Lease, Tenant has a license for the use of [                    ] parking spaces in the Garage during the Term of the Lease.

3. Full Force of Lease. The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect has not been terminated and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor’s rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4. Complete Agreement. The Lease constitutes the complete agreement between Landlord and Tenant for the Premises and the Project, except as modified by the Lease amendments noted above (if any).

5. Acceptance of Premises. Tenant has accepted possession and is currently occupying the Premises [NOTE: N/A if prior to Commencement Date].

6. Lease Term; Extension; Expansion. The term of the Lease commenced on                             , 20     and ends on                             , 20    . Tenant has options to extend and expand as set forth in the Lease.

7 No Purchase Rights. Tenant has no option, right of first refusal, right of first offer on sale, or other right to purchase all or any portion of the Premises or the Project.

8. Rent. The obligation to pay rent under the Lease commenced on                             , 20    . The rent under the Lease is current, and Tenant is not in Default in the performance of any of its obligations under the Lease.

Tenant is currently paying base rent under the Lease in the amount of $                     per month. Tenant has not received and is not, presently, entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows:                     . (If none, please state “None.”)

Tenant’s estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is     % and is currently being paid at the rate of $                     per month, payable to:             .

To the best of Tenant’s knowledge, as of the date hereof, here are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and there presently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant’s occupancy of the Premises, except as follows:                                                                              . (If none, please state “None.”)

9. Security Deposit. The amount of Tenant’s security deposit held by Landlord under the Lease is $            , in the form of              cash or              letter of credit (if LOC, attach copy).

10. Prepaid Rent. The amount of prepaid rent, separate from the security deposit, is $            , covering the period from                         , 20     to                         , 20    .

11. Tenant Improvements. As of the date of this Certificate, to the best of Tenant’s knowledge, Landlord has performed all obligations required of Landlord pursuant to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Lease; no offsets, counterclaims, or defenses of Tenant under the Lease exist against Landlord; except as follows:                     . (If none, please state “None.”)

12. Assignments by Landlord. Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord, except as follows:                                              . (If none, please state “None”.)

13. Assignments by Tenant. Tenant has not sublet or assigned the Leased Premises or the Lease or any portion thereof to any sublessee or assignee, except as follows:                         . (If none, please state “None”.) The address for notices to be sent to Tenant is as set forth in the Lease.

Tenant makes this Certificate with the knowledge that it will be relied upon by Landlord and its designees.

Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Its:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT I

FORM OF SNDA

This Lease Subordination, Non-Disturbance of Possession and Attornment Agreement (hereinafter, the “Subordination, Non-Disturbance and Attornment Agreement” or “Agreement”) is made as of the              day of                     , 201    , among                             , a                          having a place of business at                              (the “Agent”), as agent for itself and any other lenders (collectively, the “Lenders”) which may become mortgage lenders to ARE-MA Region No. 48, LLC, a Delaware limited liability company having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (hereinafter, the “Landlord”), and ARIAD pharmaceuticals, Inc., a Delaware corporation, having a place of business                              (hereinafter, the “Tenant”).

Introductory Provisions

A. The Agent and the Lenders are relying on this Agreement as an inducement to Lender in making and maintaining a loan (hereinafter, the “Loan”) secured by, among other things, a certain [Title of Mortgage] dated as of                     , 201     (hereinafter, the “Mortgage”) given by Landlord covering property located and known as 75-125 Binney Street, Cambridge, Massachusetts, which property is more particularly described on Exhibit A hereto (hereinafter, the “Property”). The Agent is also the “Assignee” under an Assignment of Leases and Rents (hereinafter, the “Assignment”) dated as of                     , 201    , from Landlord with respect to the Property.

B. Tenant is the tenant under that certain Lease Agreement (hereinafter, the “Lease”) dated January     , 2013, made with Landlord, covering certain premises (hereinafter, the “Premises”) at the Property as more particularly described in the Lease.

C. Agent and Lenders require, as a condition to the making and maintaining of the Loan, that the Mortgage be and remain superior to the Lease and that its rights under the Assignment be recognized.

D. Tenant requires as a condition to the Lease being subordinate to the Mortgage that its rights under the Lease be recognized.

E. Agent, Landlord, and Tenant desire to confirm their understanding with respect to the Mortgage and the Lease.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Tenant that Lender shall rely hereon in making and maintaining the Loan, the Agent, the Landlord, and the Tenant agree as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1. Subordination. Subject to Section 2, the Lease is subordinate and inferior to the lien of the Mortgage, as affected by any amendment, renewal, substitution, extension or replacement of the Mortgage and each advance made thereunder as though the Mortgage, and each such amendment, renewal, substitution, extension or replacement were executed and recorded, and the advance made, before the execution of the Lease.

2. Non-Disturbance. So long as Tenant is not in Default (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant’s part to be performed or observed: (i) Tenant’s occupancy of the Premises shall not be disturbed by Agent in the exercise of any of its rights under the Mortgage during the term of the Lease, or any extension or renewal thereof made in accordance with the terms of the Lease, (ii) Agent will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant’s interest and estate under the Lease because of any default under the Mortgage, and (iii) Agent shall recognize all of Tenant’s rights under the Lease (subject to the terms of this Agreement).

3. Attornment and Certificates. In the event Agent succeeds to the interest of Landlord as Landlord under the Lease, or if the Property or the Premises are sold pursuant to the power of sale under the Mortgage, Tenant shall attorn to Agent, or a purchaser upon any such foreclosure sale, and shall recognize Agent, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, or upon request of any such purchaser: (a) any instrument or certificate, in form and substance reasonably acceptable to Tenant, which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and (b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true (and if not true, specifying in what respect): (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the duration and date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that, to the knowledge of Tenant, no default, or state of facts, which with the passage of time, or notice, or both, would constitute a default, exists on the part of either party to the Lease, (vi) the dates on which payments of additional rent, if any, are due under the Lease and (vii) any other matters provided to be given in estoppels by Tenant under the Lease.

4. Limitations. If: (i) Agent exercises any of its rights under the Assignment or the Mortgage, or (ii) Agent shall succeed to the interest of Landlord under the Lease in any manner, or (iii) any purchaser acquires the Property, or the Premises, upon or after any foreclosure of the Mortgage, or any deed in lieu thereof (each hereinafter referred to as a “Succession Event”), Agent or such purchaser, as the case may be, shall have the same

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants and conditions of the Lease on Tenant’s part to be paid, performed or observed that the Landlord had or would have had if Agent or such purchaser had not succeeded to the interest of the present Landlord. From and after any such Succession Event, Agent or such purchaser shall, except as provided herein, be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after such attornment to Agent, or to such purchaser, have the same remedies against Agent, or such purchaser, for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord, if Agent or such purchaser had not succeeded to the interest of Landlord; provided, however, that Agent or such purchaser shall only be bound during the period of its ownership, and that in the case of the exercise by Agent of its rights under the Mortgage, or the Assignment, or any combination thereof, or a foreclosure, or deed in lieu of foreclosure, all Tenant claims shall be satisfied only out of the interest, if any, of Agent, or such purchaser, in the Property, and Agent and such purchaser shall not, subject to the provisions of the following paragraph, be (a) liable for any act or omission or misrepresentation of any prior landlord (including the Landlord); or (b) liable for or incur any obligation with respect to the construction of the Property or any improvements of the Premises or the Property; or (c) subject to any offsets or defenses which Tenant might have against Landlord, except those of which notice of which was given to Agent in accordance with Section 9 hereof; or (d) bound by any rent or additional rent which Tenant might have paid for more than the then current rental period to any prior landlord including the Landlord (other than to the extent that estimated monthly payments required to be paid by Tenant pursuant to provisions of the Lease exceed the actual amount of additional rent due from Tenant); or (e) bound by any amendment or modification of the Lease, made without Agent’s prior written consent, which consent shall not be unreasonably withheld and which consent shall not be required with respect to amendments ratifying the exercise by Tenant of its rights under the Lease (e.g., without limitation, extension and expansion options); (f) bound by or responsible for any security deposit or proceeds of any letter of credit not actually received by Agent; or (g) liable for or incur any obligation with respect to the payment of any amounts due and owing to the Tenant by the Landlord including, without limitation, payment of any TI Allowance (as defined in the “Work Letter-Tenant Improvements” in Exhibit C to the Lease); or (h) liable for consequential damages.

Subject to Tenant’s obligation to provide notice of defaults to Agent as provided in Section 7, below: (x) nothing herein shall affect or delay Tenant’s rights under Sections 2(c), 2(d), 11(d), 18, 19 and 31 of the Lease (including, without limitation, its rights of offset in the event that Tenant exercises any self-help right pursuant to Section 31(b)), (y) any holder shall be required to recognize Tenant’s offset rights under Section 31(c) in the event that Landlord fails to timely pay any portion of the TI Allowance or Additional TI Allowance under the provisions of Exhibit C to the Lease within 30 days after notice from Tenant of the date when due as set forth in said Section 31(c), and (z) no holder

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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shall be relieved of its obligations as party-Landlord arising under the Lease from or after the date of a Succession Event that such holder first acquires title or possession to the Premises. Without limiting the foregoing, nothing herein shall relieve any holder from Landlord’s obligation to perform maintenance and repairs as required under the Lease based upon the fact that the need for such maintenance or repairs first arose prior to the Succession Date. However, Agent shall in no event be responsible for any hazardous materials or environmental or safety issues, or any violations of any related laws, rules regulations or orders with respect to the Property (an “Environmental Concern”) which first occur or first exist prior to any acceptance of title to the Property by Agent after foreclosure or deed in lieu of foreclosure, if ever. The presumptive burden of proof shall be on any party claiming that any Environmental Concern first occurred or first existed after Agent acquired title to the Property.

5. Construction Related Costs. Notwithstanding anything in the Lease to the contrary, neither the Agent nor Lenders shall be obligated to Tenant with respect to any construction-related costs (including, but not limited to, for any base building work or unfunded finish work allowances) that may be payable by Landlord under the Lease, provided, however, that Tenant shall still have the benefit of any off-set rights otherwise available to Tenant in connection with the same under the Lease or at law.

6. Rights Reserved. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of: (a) the Landlord under the Lease, or any subsequent Landlord, against the Tenant in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant’s part to be performed or observed; or (b) the Tenant under the Lease against the original or any prior Landlord in the event of any default by the original Landlord to pursue claims against such original or prior Landlord whether or not such claim is barred against Agent or a subsequent purchaser.

7. Notice and Right to Cure. Tenant agrees to provide Agent with a copy of each notice of default under the Lease or failure of Landlord to satisfy a condition precedent to Tenant’s obligations under the Lease, at the same time as Tenant provides Landlord with such notice, and that in the event of any default or failure by the Landlord under the Lease, Tenant will take no action to terminate the Lease (a) if the default or failure is not curable by Agent (so long as the default does not interfere with Tenant’s use and occupation of the Premises), or (b) if the default or failure is curable by Agent, unless the default or failure remains uncured for a period of thirty (30) days after written notice thereof shall have been given, postage prepaid, to Landlord at Landlord’s address, and to Agent at the address provided in Section 8 below; provided, however, that if any such default or failure is such that it reasonably cannot be cured within such thirty (30) day period, such period shall be extended for such additional period of time as shall be reasonably necessary (including, without limitation, a reasonable period of time to obtain possession of the Property and to foreclose the Mortgage, provided, however, that in no

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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event shall such period exceed 180 days), if Agent gives Tenant written notice within such thirty (30) day period of Agent’s election to undertake the cure of the default or failure and if curative action (including, without limitation, action to obtain possession and foreclose) is instituted within a reasonable period of time and is thereafter diligently pursued; and provided, further, however, that the foregoing notice and extended cure periods shall not limit or delay, except as otherwise set forth herein,: (a) Tenant’s express rights to terminate the Lease pursuant to, and on the conditions set forth in Sections 2(c), 18 and 19 of the Lease upon the condition that Tenant gives Agent a copy of any written notice that Tenant is required to give to Landlord as a condition to such termination rights; (b) any rent abatement rights permitted to Tenant under the Lease under Sections 2(c), 11(d), 18, 19 or 31, provided, however, that Tenant gives Agent a copy of any written notice and, with respect to Tenant’s abatement rights pursuant to Sections 2(c), 11(d), 18, 19 or 31, neither Landlord or Agent pays the full amount due to Tenant within thirty (30) days after such notice, or (c) any self-help rights permitted to Tenant under the Lease upon the condition that the provisions in the following grammatical paragraph are complied with. Agent shall have no obligation to cure any default or failure under the Lease.

Except in the event of any emergency threatening life or property, Tenant shall not exercise any self-help right under the Lease if, within ten (10) business days after Tenant notifies Agent of its intent to exercise self-help (which notice may not be given prior to the expiration of Landlord’s cure period) Agent notifies Tenant that Agent intends to cure the default if Landlord does not and within twenty (20) business days after Tenant notifies Agent of its intent to exercise self-help (which notice may not be given prior to the expiration of Landlord’s cure period, Agent actually commences to cure the default and thereafter proceeds diligently to complete such cure.

8. Notices. Any notice or communication required or permitted hereunder shall be in writing, and shall be given or delivered: (i) by United States mail, registered or certified, postage fully prepaid, return receipt requested, or (ii) by recognized courier service or recognized overnight delivery service; and in any event addressed to the party for which it is intended at its address set forth below:

To Agent:

Attention:

and

Attention:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with copies by regular mail or such hand delivery:

Attention:

If to the Landlord:

385 East Colorado Boulevard, Suite 299

Pasadena, CA 91101

Attention: Corporate Secretary

Re: 75-125 Binney Street, Cambridge, MA

with copies to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Attention: Katharine E. Bachman, Esq.

If to Tenant:

ARIAD Pharmaceuticals, Inc.

26 Landsdowne Street

Cambridge, MA 02139

Attention: Chief Financial Officer

With a copy to:

Mintz Levin Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attention: Stuart A. Offner, Esq.

or such other address as such party may have previously specified by notice given or delivered in accordance with the foregoing. Any such notice shall be deemed to have been given and received on the date delivered or tendered for delivery during normal business hours as herein provided.

9. No Oral Change. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest.

10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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any portion thereof, and their respective heirs, personal representatives, successors and assigns.

11. Payment of Rent To Agent. Tenant acknowledges that it has notice that the Lease and the rent and all sums due thereunder have been assigned to Agent, on behalf of the Lenders, as part of the security for the obligations secured by the Mortgage. In the event Agent notifies Tenant of a default under the Loan and demands that Tenant pay its rent and all other sums due under the Lease to Agent, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease to Agent, or Agent’s designated agent, until otherwise notified in writing by Agent. Landlord unconditionally authorizes and directs Tenant to make rental payments directly to Agent following receipt of such notice and further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Mortgage or the Assignment, that Landlord shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Agent following receipt of such notice, and that any amounts paid by Tenant in accordance with such notice shall have the same effect under the Lease as if Tenant had made such payments directly to Landlord.

12. No Amendment of Lease. So long as the Mortgage remains undischarged of record, Tenant shall not amend or modify the Lease without Agent’s prior written consent in each instance, such consent not to be unreasonably withheld, delayed or conditioned in the case of an amendment or modification of the Lease or any assignment and subletting (and which consent shall not be unreasonably withheld or delayed and which consent shall not be required with respect to any amendment, modification or termination which is the result of the exercise by Tenant of its rights under the Lease, e.g., without limitation, extension and expansion rights).

13. Captions. Captions and headings of sections are not parts of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

14. Counterparts. This Agreement may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

16. Parties Bound. The provisions of this Agreement shall be binding upon and inure to the benefit of Tenant, Agent, Lender and Landlord and their respective successors and assigns; provided, however, reference to successors and assigns of Tenant shall not constitute a consent by Landlord to an assignment or sublet by Tenant, but has reference only to those instances in which such consent is not required pursuant to the Lease or for which such consent has been given.

[Remainder of this page intentionally left blank; signature pages follow]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AGENT:

By:
Name:
Title:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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STATE OF

                                          County, ss.

On this              day of             , 201    , before me, the undersigned notary public, personally appeared                     , proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as                      of                      , a                     .

(official signature and seal of notary)

My commission expires

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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COMMONWEALTH OF MASSACHUSETTS

                                                  County, ss.

On this              day of             , 201    , before me, the undersigned notary public, personally appeared                     , proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as                      of                     , a                     .

(official signature and seal of notary)

My commission expires

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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STATE OF

                                          County, ss.

On this              day of             , 201    , before me, the undersigned notary public, personally appeared                     , proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as                      of                     , a                     .

(official signature and seal of notary)

My commission expires

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

75-125 Binney Street, Cambridge, MA/ARIAD pharmaceuticals

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COMMONWEALTH OF MASSACHUSETTS

                                          County, ss.

On this              day of             , 201    , before me, the undersigned notary public, personally appeared                     , proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as                      of                     , a                     .

(official signature and seal of notary)

My commission expires

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Legal Description

The land, with the improvements to be constructed thereon, shown as Lot 2 on a plan entitled “Consolidation and Subdivision Plan 75 Binney Street, 125 Binney Street and Proposed 270 Third Street Cambridge, Mass.” dated October 9, 2012, prepared by Harry R. Feldman, Inc., recorded with the Suffolk Registry of Deeds as Plan No. 795 of 2012.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT J

ROOFTOP RIGHTS

As long as Tenant is not in Default under this Lease, Tenant shall have the right at its sole cost and expense, subject to compliance with all Legal Requirements, to install, maintain, and remove on the top of the roof of the Buildings in locations reasonably designated by Landlord one or more satellite dishes or other equipment reasonably acceptable to Landlord as Tenant may from time to time desire, including satellite dishes, communications equipment, a standby generator, and other mechanical devices necessary for the conduct of the Permitted Uses in the Premises (collectively, “Rooftop Equipment”) on the following terms and conditions:

(a) Requirements. Tenant shall submit to Landlord (i) the plans and specifications for the installation of the Rooftop Equipment, (ii) copies of all required governmental and quasi-governmental permits, licenses, and authorizations that Tenant will and must obtain at its own expense, with the cooperation of Landlord, if necessary for the installation and operation of the Rooftop Equipment, and (iii) an insurance policy or certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance as reasonably required by Landlord for the installation and operation of the Rooftop Equipment. Landlord shall not unreasonably withhold or delay its approval for the installation and operation of the Rooftop Equipment; provided, however, that Landlord may reasonably withhold its approval if the installation or operation of the Rooftop Equipment : (A) may damage the structural integrity of the Building; (B) may void, terminate, or invalidate any applicable roof warranty; (C) may interfere with any service provided by Landlord or any tenant of the Buildings; (D) would reduce the leasable space in the Buildings; or (E) is not properly screened from the viewing public.

(b) No Damage to Roof. If installation of the Rooftop Equipment requires Tenant to make any roof cuts or perform any other roofing work, such cuts shall only be made to the roof area of the Buildings located directly above the Premises and only in the manner designated in writing by Landlord; and any such installation work (including any roof cuts or other roofing work) shall be performed by Tenant, at Tenant’s sole cost and expense by a roofing contractor designated by Landlord. If Tenant or its agents shall otherwise cause any damage to the roof during the installation, operation, and removal of the Rooftop Equipment, such damage shall be repaired promptly at Tenant’s expense and the roof shall be restored in the same condition it was in before the damage. Landlord shall not charge Tenant Additional Rent for the installation and use of the Rooftop Equipment. If, however, Landlord’s insurance premium or Tax assessment increases as a result of the Rooftop Equipment, Tenant shall pay such increase as Additional Rent within 30 days after receipt of a reasonably detailed invoice from Landlord. Tenant shall not be entitled to any abatement or reduction in the amount of Rent payable under this Lease if for any reason Tenant is unable to use the Rooftop Equipment. In no event whatsoever shall the installation, operation, maintenance, or removal of the Rooftop Equipment by Tenant or its agents void, terminate, or invalidate any applicable roof warranty.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Protection. The installation, operation, and removal of the Rooftop Equipment shall be at Tenant’s sole risk. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including, but not limited to, attorneys’ fees) of every kind and description that may arise out of or be connected in any way with Tenant’s installation, operation, or removal of the Rooftop Equipment.

(d) Removal. At the expiration or earlier termination of this Lease or the discontinuance of the use of the Rooftop Equipment by Tenant, Tenant shall, at its sole cost and expense, remove the Rooftop Equipment from the Building. Tenant shall leave the portion of the roof where the Rooftop Equipment was located in good order and repair, reasonable wear and tear excepted. If Tenant does not so remove the Rooftop Equipment, Tenant hereby authorizes Landlord to remove and dispose of the Rooftop Equipment and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in such removal and disposal. Tenant agrees that Landlord shall not be liable for any Rooftop Equipment or related property disposed of or removed by Landlord.

(e) No Interference. The Rooftop Equipment shall not interfere with the proper functioning of any telecommunications equipment or devices that have been installed by Landlord or for any other tenant of the Building before the date of the installation of the Rooftop Equipment. In the case of the 75 Binney Building, Tenant acknowledges that other tenant(s) may have approval rights over the installation and operation of telecommunications equipment and devices on or about the roof, and that Tenant’s right to install and operate the Rooftop Equipment may be subject and subordinate to the rights of such other tenants. Tenant agrees that any other tenant of the Buildings that currently has or in the future takes possession of any portion of the Buildings will be permitted to install such telecommunication equipment that is of a type and frequency that will not cause unreasonable interference to the Rooftop Equipment.

(f) Relocation. Landlord shall have the right, at its expense and after 30 days prior notice to Tenant, to relocate the Rooftop Equipment to another site on the roof of the Building as long as such site reasonably meets Tenant’s sight line and interference requirements and does not unreasonably interfere with Tenant’s use and operation of the Rooftop Equipment.

(g) Access. Landlord grants to Tenant the right of ingress and egress on a 24 hour 7 day per week basis to install, operate, and maintain the Rooftop Equipment. Before receiving access to the roof of the Building, Tenant shall give Landlord at least 24 hours’ advance written or oral notice, except in emergency situations, in which case 2 hours’ advance oral notice shall be given by Tenant. Landlord shall supply Tenant with the name, telephone, and pager numbers of the contact individual(s) responsible for providing access during emergencies.

(h) Appearance. If permissible by Legal Requirements, the Rooftop Equipment shall be painted the same color as the Building so as to render the Rooftop Equipment virtually invisible from ground level.

(i) No Assignment. The right of Tenant to use and operate the Rooftop Equipment shall be personal solely to Tenant, and (i) no other person or entity shall have any right to use or operate

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the Rooftop Equipment, and (ii) Tenant shall not assign, convey, or otherwise transfer to any person or entity any right, title, or interest in all or any portion of the Rooftop Equipment or the use and operation thereof (except to a Permitted Transferee, who shall be subject to the same limitations).

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.